UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

BROOKFIELD INVESTMENT FUNDS

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD INVESTMENT FUNDS

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Shareholders.

Brookfield
20 20
ANNUAL REPORT
DECEMBER 31, 2020

Brookfield Global Listed Infrastructure Fund
Brookfield Global Listed Real Estate Fund
Brookfield Real Assets Securities Fund
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $17 billion of assets under management as of December 31, 2020, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $600 billion of assets under management as of December 31, 2020. For more information, go to https://publicsecurities.brookfield.com/en.
Brookfield Investment Funds (the “Trust”) is managed by Brookfield Public Securities Group LLC. The Trust uses its website as a channel of distribution of material company information. Financial and other material information regarding the Trust is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to a Fund at publicsecurities.enquiries@brookfield.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

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Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Annual Report for Brookfield Global Listed Infrastructure Fund (the “Infrastructure Fund”), Brookfield Global Listed Real Estate Fund (the “Global Real Estate Fund”) and Brookfield Real Assets Securities Fund (the “Real Assets Securities Fund”) (each, a “Fund,” and collectively, the “Funds”) for the year ended December 31, 2020.
The longest-running equity bull market quickly came to a close in the first quarter of 2020 as the COVID-19 pandemic unleashed an extraordinary amount of economic and market uncertainty across the globe. In response to the health crisis, governments announced drastic fiscal and monetary policy measures to help mitigate the economic downturn.
From when they bottomed in late March, equity markets grounded higher throughout the year on easing of lockdowns, early signs of an economic recovery and accommodative central bank policies. Stocks received a meaningful boost in early November when data out of late-stage clinical trials showed several vaccines were able to prevent symptomatic COVID-19 effectively and safely. A number of vaccines were approved for use shortly thereafter, and the very first vaccinations were administered in December. By the end of the year, a number of major equity indexes closed at all-time highs.
Certain real asset sectors were hit particularly hard due to economic shutdowns and social distancing requirements. As a result, returns among listed real assets lagged those of broader markets. However, there was a dispersion of returns among real asset types, with a select few benefitting from the unprecedented period, while others were hindered by short-term disruptions.
On the positive side, asset types supporting the digital and e-commerce economies benefitted from the pandemic. Communications and data infrastructure stocks rallied on increased demand related to remote work and schooling. Industrial real estate also benefitted as stay-at-home restrictions resulted in a significant increase in e-commerce. Renewables and sustainable infrastructure—a key theme within global infrastructure—enjoyed a banner year in 2020. Robust underlying fundamentals, global policy initiatives and the increasing importance of environmental, social and governance (ESG) and sustainable investing considerations were key drivers of positive performance.
Conversely, within the infrastructure sector, transports suffered as global movement ground to a halt. Within energy infrastructure, the dual supply and demand shocks stemming from the health crisis and OPEC+1 activity in March were too much to overcome, despite a rebound later in the year. Within real estate, laggards included property types whose cash flows are most sensitive to social distancing requirements, (notably, retail, hotels and office assets).
Despite a challenging 2020 for listed real assets, our outlook is bright. Certain binary events have been decided (namely the U.S. election and the emergence of a vaccine). We believe a full reopening of the global economy—and a subsequent economic rebound—is on the horizon; and that real assets are poised to benefit as the recovery gets underway.
In addition to performance information and additional discussion on factors impacting the Funds, this report provides the Funds’ audited financial statements and schedule of investments as of December 31, 2020.
2020 Annual Report1

Letter to Shareholders (continued)

We welcome your questions and comments, and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information. Thank you for your support.
Brian F. Hurley
President
Brookfield Investment Funds
David W. Levi, CFA
Chief Executive Officer
Brookfield Public Securities Group LLC

1 OPEC+ is a group of 24 oil-producing nations, made up of the 14 members of the Organization of Petroleum Exporting Countries (OPEC), and 10 other non-OPEC members, including Russia.
Past performance is no guarantee of future results.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2020 and subject to change based on subsequent developments.
Must be preceded or accompanied by a prospectus.
Mutual fund investing involves risk. Principal loss is possible. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.
Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.
2Brookfield Public Securities Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Fund Return
The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders’ reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.
	Annualized Expense Ratio	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (07/01/20– 12/31/20)(1)
INFRASTRUCTURE FUND
Actual
Class A Shares	1.35%	$1,000.00	$1,118.40	$ 7.19
Class C Shares	2.10%	1,000.00	1,114.30	11.16
Class Y Shares	1.10%	1,000.00	1,120.70	5.86
Class I Shares	1.10%	1,000.00	1,120.60	5.86
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.35%	1,000.00	1,018.35	6.85
Class C Shares	2.10%	1,000.00	1,014.58	10.63
Class Y Shares	1.10%	1,000.00	1,019.61	5.58
Class I Shares	1.10%	1,000.00	1,019.61	5.58
2020 Annual Report3

About Your Fund’s Expenses  (continued)

	Annualized Expense Ratio	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (07/01/20– 12/31/20)(1)
GLOBAL REAL ESTATE FUND
Actual
Class A Shares	1.20%	$1,000.00	$1,148.50	$ 6.48
Class C Shares	1.95%	1,000.00	1,143.30	10.51
Class Y Shares	0.95%	1,000.00	1,149.60	5.13
Class I Shares	0.95%	1,000.00	1,149.70	5.13
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.20%	1,000.00	1,019.10	6.09
Class C Shares	1.95%	1,000.00	1,015.33	9.88
Class Y Shares	0.95%	1,000.00	1,020.36	4.82
Class I Shares	0.95%	1,000.00	1,020.36	4.82
REAL ASSETS SECURITIES FUND
Actual
Class A Shares	1.35%	$1,000.00	$1,122.10	$ 7.20
Class C Shares	2.10%	1,000.00	1,118.60	11.18
Class Y Shares	1.10%	1,000.00	1,125.20	5.88
Class I Shares	1.10%	1,000.00	1,124.10	5.87
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.35%	1,000.00	1,018.35	6.85
Class C Shares	2.10%	1,000.00	1,014.58	10.63
Class Y Shares	1.10%	1,000.00	1,019.61	5.58
Class I Shares	1.10%	1,000.00	1,019.61	5.58
(1)	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 184/366 (to reflect a six-month period).
4Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2020, the Infrastructure Fund, Class I, had a total return of -3.23%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, overperforming the FTSE Global Core Infrastructure 50/50 Index1 and Dow Jones Brookfield Global Infrastructure Composite Index2, which returned -3.34% and -9.51%.
By sector, stock selection in airports, and the timing of exposure to the sector, were the leading contributors to relative performance. Stock selection and overweight exposure to renewables/electric generation and water also contributed. Conversely, stock selection within communications was the leading detractor to relative performance. An overweight allocation to midstream as well as stock selection, and an underweight allocation to rail, also detracted.
By region, stock selection in Continental Europe, and the timing of exposure there, were the leading contributors to relative performance. An underweight allocation to Asia/Pacific also contributed. Conversely, stock selection in the U.S. was the leading detractor to relative performance. An overweight allocation to, and stock selection within, Latin America also detracted.
By security, overweight exposure to NextEra Energy, Inc. (Ticker: NEE, Sector: renewables/electric generation, Region: U.S.) and Xcel Energy Inc. (XEL, renewables/electric generation, U.S.) were the leading contributors to relative performance. Underweight exposure to TC Energy Corporation (TCP, pipelines, Canada) also contributed. Conversely, zero allocation to Union Pacific Corporation (UNP, rail, U.S.) was the leading detractor to relative performance. Overweight exposure to FirstEnergy Corp. (FE, renewables/electric generation, U.S.) and Enbridge Inc. (ENB, pipelines, Canada) also detracted.
INFRASTRUCTURE MARKET OVERVIEW
It was a volatile 2020 for infrastructure equities. The first part of the year was dominated by the COVID-19 pandemic. Transports and energy infrastructure were directly and adversely impacted by global shutdowns. Meanwhile communications was a rare beneficiary of global containment measures and was a standout performer across equities during this time of market turmoil. Infrastructure, on the whole, rebounded during the second half of the year, although it underperformed broader markets. For the year, the FTSE Global Core Infrastructure 50/50 Index and Dow Jones Brookfield Global Infrastructure Composite Index returned -3.34% and -9.51%, respectively. The performance dispersion sheds a light on the significant differentiations in sector weightings for both indexes.
The communications sector posted the strongest gains within the infrastructure universe. Data needs increased as a result of COVD-19, given remote working, online learning and streaming activities. Sentiment related to the rollout of 5G and historically low interest rates were also likely drivers of strong performance during the first half. Sector performance paused during the second half of the year. Although fundamentals remained favorable, the rise in rates likely weighed on the sector given its long-duration cash flow profile.
Within utilities, companies exposed to low-cost renewables generation were among the strongest performers during the year. Global policy initiatives, the increasing importance of ESG and sustainable investing, and robust underlying fundamentals were key drivers of outperformance. Water utilities also strongly performed.
Transports and energy infrastructure equity performance followed a similar pattern, with severe losses in the first half followed by strong gains later in the year. As the pandemic hit, sector performance was harshly impacted by global lockdowns. Traffic across airports, toll roads and ports virtually grounded to a halt, resulting in an unprecedented drop in global crude oil and refined products demand. Energy infrastructure performance was further exacerbated by the fallout from the OPEC/Russia negotiations. A new OPEC+ agreement was subsequently reached, alleviating some pressure, but the demand destruction from COVID-19 weighed on fundamentals. As lockdowns were lifted, we began to see recoveries in both traffic levels and crude oil/refined
2020 Annual Report5

Brookfield Global Listed Infrastructure Fund

products demand. Both sectors rallied significantly during the fourth quarter as promising vaccine data were released, but the rallies were not enough to reverse the losses from earlier in the year.

1 The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors - 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.
2 The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no direct role in the day-to-day management of any Brookfield co-branded indexes.
Indices are not managed and an investor cannot invest directly in an index.
OUTLOOK
There are two prominent items on our watch list for 2021: the vaccine rollout and the legislative priorities of a U.S. Democratic-controlled government.
1. Vaccine Rollouts: The speed and effectiveness of vaccine rollouts will have direct impacts on both transports and energy infrastructure; to the extent there is a return to normalcy, we could see both sectors perform well. We will be closely monitoring vaccine-related progress, new case data and government responses to the ongoing pandemic.
2. A U.S. Democratic-Controlled Government: We will be closely monitoring the legislative agenda of the Democratic-controlled Congress and White House. We expect federal policy around clean energy to be a priority, which may further benefit the utility industry as it undergoes its renewables buildout.
Utility fundamentals are strong given the industry’s commitment to ESG and renewable investment—a theme we have been prominently focused on for years. There are several value-oriented opportunities we are also focused on. Further, we are looking to see if there will be a market rotation into value-oriented sectors as we believe this may be a tailwind for performance.
We are seeing a recovery in toll road and airport traffic levels. We believe the timing of a full recovery is likely tied to the speed of vaccine rollouts, a key area of focus for us, as we mention above. We favor European transport companies over those in Asia/Pacific region given we feel there is better value to be had in Europe at this time.
Within communications, operationally nothing significant has changed; we believe fundamentals are strong, the 5G rollout is underway and data use is growing. We favor U.S. towers due to their strong counterparties and business models, which provide for a stable and growing cash flow base. The long-duration cash flow profile of the industry may contribute to some underperformance to the extent interest rates significantly rise.
We are constructive on the current macroeconomic environment for energy infrastructure. We expect crude oil demand will improve and return to more normalized levels, and OPEC+ has signaled that it will support prices for the foreseeable future. We believe there is potential for demand improvement as vaccines are rolled out and the subsequent reopening gets underway. We also see value in natural gas and natural gas liquid assets, both of which we expect will remain valuable as the world transitions toward a lower-carbon economy.
6Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Fund

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2020	1 Year	5 Years	Since Inception*
Class A (Excluding Sales Charge)	-3.42%	6.60%	6.17%
Class A (Including Sales Charge)	-8.04%	5.57%	5.60%
Class C (Excluding Sales Charge)	-4.19%	5.79%	4.59%
Class C (Including Sales Charge)	-5.12%	5.79%	4.59%
Class Y Shares	-3.23%	6.85%	6.53%
Class I Shares	-3.23%	6.87%	6.53%
FTSE Global Core Infrastructure 50/50 Index	-3.34%	9.49%	N/A**
Dow Jones Brookfield Global Infrastructure Composite Index	-9.51%	5.68%	6.84%
BGL Custom Index	-3.34%	7.08%	7.54%

* Class A was incepted on December 29, 2011, Class C was incepted on May 1, 2012 and Classes Y and I were incepted on December 1, 2011. The Dow Jones Brookfield Global Infrastructure Composite Total Return Index and the BGL Custom Index references Class I’s inception date. All returns shown in USD.
** Data for the FTSE Global Core Infrastructure 50/50 Index (USD) is unavailable prior to its inception date of March 2, 2015.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
The Fund’s gross and net expense ratios in the prospectus dated April 29, 2020, for Class A is 1.43% and 1.35%, Class C is 2.18% and 2.10%, Class Y is 1.18% and 1.10% and Class I is 1.18% and 1.10%, respectively, for the year ended December 31, 2019.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2021. There is no guarantee that such reimbursement will be continued after that date.
The graphs below illustrate a hypothetical investment of $10,000 in the Infrastructure Fund—Class I Shares from the commencement of investment operations on December 1, 2011 to December 31, 2020 compared to the FTSE Global Core Infrastructure 50/50 Index and Dow Jones Brookfield Global Infrastructure Composite Index.
2020 Annual Report7

Brookfield Global Listed Infrastructure Fund

Class I Shares
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Infrastructure industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.
8Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Fund

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2020 and subject to change based on subsequent developments.
2020 Annual Report9

Brookfield Global Listed Infrastructure Fund
Portfolio Characteristics (Unaudited)
December 31, 2020

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	50.5%
Canada	8.1%
Australia	5.8%
United Kingdom	5.5%
Italy	4.2%
Mexico	3.8%
Spain	3.4%
China	3.1%
Switzerland	3.0%
Germany	2.9%
France	2.7%
Hong Kong	2.5%
Japan	2.5%
Brazil	2.0%
Total	100.0%

ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Renewables/Electric Generation	30.3%
Rail	10.9%
Electricity Transmission & Distribution	10.7%
Communications	9.9%
Airports	9.4%
Toll Roads	9.0%
Pipelines	7.6%
Water	5.1%
Gas Utilities	3.6%
Midstream	3.4%
Ports	0.1%
Total	100.0%

TOP TEN HOLDINGS	Percent of Total Investments
NextEra Energy, Inc.	6.7%
American Tower Corp.	5.2%
Enbridge, Inc.	4.5%
National Grid PLC	4.0%
Duke Energy Corp.	3.9%
PG&E Corp.	3.7%
Transurban Group	3.3%
CSX Corp.	3.1%
Flughafen Zurich AG	3.0%
Ameren Corp.	3.0%
10Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Fund
Schedule of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS – 98.9%
AUSTRALIA – 5.7%
Airports – 2.5%
Sydney Airport (n)	1,265,653	$ 6,264,762
Toll Roads – 3.2%
Transurban Group	763,292	8,043,432
Total AUSTRALIA		14,308,194
BRAZIL – 1.9%
Ports – 0.1%
Hidrovias do Brasil SA (n)	291,561	387,687
Rail – 1.8%
Rumo SA (n)	1,187,851	4,393,092
Total BRAZIL		4,780,779
CANADA – 8.0%
Pipelines – 5.7%
Enbridge, Inc.	347,700	11,120,172
Pembina Pipeline Corp.	125,700	2,972,402
Total Pipelines		14,092,574
Rail – 2.3%
Canadian Pacific Railway Ltd.	16,800	5,827,405
Total CANADA		19,919,979
CHINA – 3.1%
Communications – 1.0%
China Tower Corporation Ltd. (e)	16,714,500	2,459,394
Gas Utilities – 1.2%
China Gas Holdings Ltd.	734,106	2,909,044
Water – 0.9%
Guangdong Investment Ltd.	1,301,600	2,346,380
Total CHINA		7,714,818
FRANCE – 2.7%
Renewables/Electric Generation – 1.5%
Engie SA (n)	238,100	3,650,054
Toll Roads – 1.2%
Getlink SE (n)	175,100	3,029,423
Total FRANCE		6,679,477
GERMANY – 2.8%
Airports – 1.1%
Fraport AG Frankfurt Airport Services Worldwide	46,000	2,775,305
Renewables/Electric Generation – 1.7%
RWE AG	100,523	4,252,827
Total GERMANY		7,028,132
HONG KONG – 2.5%
Rail – 1.1%
MTR Corporation Ltd.	480,988	2,689,992

See Notes to Financial Statements.
2020 Annual Report11

Brookfield Global Listed Infrastructure Fund
Schedule of Investments (continued)
December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Renewables/Electric Generation – 1.4%
CLP Holdings Ltd.	385,879	$ 3,568,086
Total HONG KONG		6,258,078
ITALY – 4.1%
Communications – 1.1%
Infrastrutture Wireless Italiane SpA (e)	228,583	2,770,976
Renewables/Electric Generation – 1.6%
Enel SpA	388,555	3,953,420
Toll Roads – 1.4%
Atlantia SpA (n)	192,513	3,476,371
Total ITALY		10,200,767
JAPAN – 2.5%
Rail – 2.5%
East Japan Railway Co.	92,600	6,177,845
Total JAPAN		6,177,845
MEXICO – 3.7%
Airports – 2.6%
Grupo Aeroportuario del Pacifico SAB de CV (n)	590,502	6,587,675
Toll Roads – 1.1%
Promotora y Operadora de Infraestructura SAB de CV	303,762	2,693,323
Total MEXICO		9,280,998
SPAIN – 3.4%
Communications – 1.4%
Cellnex Telecom SA (e)	58,949	3,540,041
Toll Roads – 2.0%
Ferrovial SA	175,800	4,860,925
Total SPAIN		8,400,966
SWITZERLAND – 3.0%
Airports – 3.0%
Flughafen Zurich AG (n)	42,400	7,481,118
Total SWITZERLAND		7,481,118
UNITED KINGDOM – 5.5%
Electricity Transmission & Distribution – 4.0%
National Grid PLC	842,232	9,953,035
Water – 1.5%
United Utilities Group PLC	300,900	3,680,307
Total UNITED KINGDOM		13,633,342
UNITED STATES – 50.0%
Communications – 6.2%
American Tower Corp.	56,534	12,689,622
SBA Communications Corp.	10,200	2,877,726
Total Communications		15,567,348
Electricity Transmission & Distribution – 6.6%
PG&E Corp. (n)	736,167	9,172,641

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Fund
Schedule of Investments (continued)
December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Sempra Energy	56,105	$ 7,148,338
Total Electricity Transmission & Distribution		16,320,979
Gas Utilities – 2.4%
NiSource, Inc.	258,700	5,934,578
Midstream – 3.4%
Cheniere Energy, Inc. (n)	65,200	3,913,956
ONEOK, Inc.	117,400	4,505,812
Total Midstream		8,419,768
Pipelines – 1.9%
Kinder Morgan, Inc.	345,800	4,727,086
Rail – 3.1%
CSX Corp.	84,500	7,668,375
Renewables/Electric Generation – 23.8%
Ameren Corp.	94,100	7,345,446
American Electric Power Company, Inc.	74,800	6,228,596
CMS Energy Corp.	97,373	5,940,727
Duke Energy Corp.	103,800	9,503,928
Entergy Corp.	69,534	6,942,274
FirstEnergy Corp.	227,400	6,960,714
NextEra Energy, Inc.	212,500	16,394,375
Total Renewables/Electric Generation		59,316,060
Water – 2.6%
American Water Works Company, Inc.	42,000	6,445,740
Total UNITED STATES		124,399,934
Total COMMON STOCKS (Cost $218,184,625)		246,264,427
Total Investments – 98.9% (Cost $218,184,625)		246,264,427
Other Assets in Excess of Liabilities – 1.1%		2,770,925
TOTAL NET ASSETS – 100.0%		$249,035,352

(e)	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the total value of all such securities was $8,770,411 or 3.5% of net assets.
(n)	— Non-income producing security.

See Notes to Financial Statements.
2020 Annual Report13

Brookfield Global Listed Real Estate Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2020, the Global Real Estate Fund, Class I, had a total return of -10.36%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. The Fund underperformed the FTSE EPRA Nareit Developed Index1, which returned -9.04%.
Over the past year, Japan was the leading regional contributor to relative performance, with overweight positions in outperforming industrial stocks contributing positively to performance. Underweight positions in select underperforming developers and office J-REITs contributed positively to returns as well.
In aggregate, the U.S. was a leading regional contributor, driven by retail and net lease. We maintained underweight exposure to the retail sector and realized positive relative returns as the sector was down meaningfully amid the COVID-19 pandemic and longer-term secular headwinds. Toward the end of the period, we took overweight positions in select retail opportunities, which subsequently outperformed. Overweight allocations to net lease companies focused on leisure and entertainment contributed positively as well during the 12-month period. Conversely, U.S., sectors that detracted from relative returns included office, where underweight exposure to a technology and life sciences-focused landlord detracted, as did overweight positions to select companies focused on coastal markets. And although overweight exposure to the hotel sector was a leading contributor in the fourth quarter, it detracted over the 12-month period. The hotel sector was among the worst performing U.S. property types during the period due to social distancing requirements.
We also experienced positive relative performance in Continental Europe, where overweight exposure to outperforming German residential landlords contributed the most. Overweight exposure to industrial in the region also contributed.
Conversely, the U.K. detracted the most from relative performance. Underperformance in the region was primarily driven by an overweight position in a retail landlord that declined meaningfully on a number of downgrades just prior to the COVID-19 pandemic.
Singapore was a regional detractor as well, driven by overweight exposure to developers, which underperformed during the economic downturn.
GLOBAL REAL ESTATE MARKET OVERVIEW
For the year, real estate securities were down 8.18%, as measured by the FTSE EPRA Nareit Developed Index. Data centers, industrial and self-storage stocks posted the strongest gains by property type. Data centers and industrial benefited from near-term tailwinds directly related to the pandemic and social distancing requirements, while self storage was boosted by its perceived defensive nature during downturns. Laggards in 2020 were sectors whose cash flows are most sensitive to social distancing requirements, namely retail, hotels and office stocks. In the fourth quarter, however, the Index rallied meaningfully following the positive news related to vaccine developments. Hotels, retail and office stocks posted strong gains on optimism life will begin to normalize in 2021.

1 The FTSE EPRA Nareit Developed Index is a free-float adjusted, liquidity, size and revenue screened index designed to track the performance of listed real estate companies and REITs worldwide.
Indices are not managed and an investor cannot invest directly in an index.
OUTLOOK
Although near-term uncertainty remains, we are optimistic on the prospects of life returning to normal and economic activity accelerating as vaccinations are deployed around the world. Fundamentals in many densely populated markets are likely to remain soft in the near term, but we think such weakness has the potential to create long-term investment opportunities. Sunbelt markets in the U.S. remain favorable, but we always monitor valuations and fundamentals closely when sentiment and momentum move sharply higher in markets.
14Brookfield Public Securities Group LLC

Brookfield Global Listed Real Estate Fund

The real estate attributes that have been the most out of favor since the pandemic began, including high population density and footfall, are the ones that we believe may create the most value over the long term. Investing in companies whose portfolios maintain these attributes at current valuations may result in positive returns as economies begin to reopen, in our view.
Particularly attractive, in our view, are valuations among hotels, office, apartment and select retail stocks. These sectors trade at wider discounts to net asset value (NAV) compared with their long-term averages. We currently maintain a preference for those securities that are undervalued relative to where we believe NAVs will be revised as life returns to normal.
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2020	1 Year	5 Years	Since Inception*
Class A (Excluding Sales Charge)	-10.60%	2.78%	5.76%
Class A (Including Sales Charge)	-14.82%	1.79%	5.16%
Class C (Excluding Sales Charge)	-11.25%	2.03%	4.96%
Class C (Including Sales Charge)	-12.11%	2.03%	4.96%
Class Y	-10.35%	3.04%	7.49%
Class I	-10.36%	3.04%	7.48%
FTSE EPRA Nareit Developed Index Net	-9.04%	3.74%	6.88%

* Classes A and C were incepted on May 1, 2012 and Classes Y and I were incepted on December 1, 2011. The FTSE EPRA Nareit Developed Index references Class I's inception date (reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S. withholding taxes). The Net benchmark presented is calculated on a total return basis net of foreign withholding taxes on dividends, and does not reflect fees, brokerage commissions, or other expenses. Net total return indexes reinvest dividends after the deduction of withholding taxes (for international indexes), using tax rates applicable to non-resident investors who do not benefit from double taxation treaties. All returns shown in USD.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
The Fund’s gross and net expense ratios in the prospectus dated April 29, 2020, for Class A is 1.23% and 1.20%, Class C is 1.98% and 1.95%, Class Y is 0.98% and 0.95% and Class I is 0.98% and 0.95%, respectively for the year ended December 31, 2019.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2021. There is no guarantee that such reimbursement will be continued after that date.
The graphs below illustrate a hypothetical investment of $10,000 in the Global Real Estate Fund—Class I Shares from the commencement of investment operations on December 1, 2011 to December 31, 2020 compared to the FTSE EPRA Nareit Developed Index Net.
2020 Annual Report15

Brookfield Global Listed Real Estate Fund

Class I Shares
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield Global Listed Real Estate Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Real Estate industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2020 and subject to change based on subsequent developments.
16Brookfield Public Securities Group LLC

Brookfield Global Listed Real Estate Fund
Portfolio Characteristics (Unaudited)
December 31, 2020

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	54.1%
Japan	10.8%
Hong Kong	7.9%
United Kingdom	5.5%
France	4.5%
Canada	3.5%
Germany	3.4%
Australia	3.3%
Singapore	2.8%
Spain	2.5%
Sweden	1.7%
Total	100.0%

ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Office	23.9%
Residential	16.2%
Retail	13.1%
Industrial	10.6%
Diversified	10.1%
Hotel	8.4%
Healthcare	7.2%
Net Lease	5.9%
Datacenters	2.1%
Manufactured Homes	1.5%
Specialty	1.0%
Total	100.0%

TOP TEN HOLDINGS	Percent of Total Investments
Prologis, Inc.	7.9%
Welltower, Inc.	4.5%
Simon Property Group, Inc.	4.3%
Dexus	3.3%
Host Hotels & Resorts, Inc.	3.1%
American Homes 4 Rent	3.0%
Camden Property Trust	2.8%
Ventas, Inc.	2.7%
Essex Property Trust, Inc.	2.4%
Mid-America Apartment Communities, Inc.	2.4%
2020 Annual Report17

Brookfield Global Listed Real Estate Fund
Schedule of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS – 99.5%
AUSTRALIA – 3.2%
Office – 3.2%
Dexus	3,022,652	$ 21,923,101
Total AUSTRALIA		21,923,101
CANADA – 3.5%
Office – 1.8%
Allied Properties Real Estate Investment Trust	397,018	11,799,192
Residential – 1.7%
InterRent Real Estate Investment Trust	1,073,899	11,549,750
Total CANADA		23,348,942
FRANCE – 4.5%
Office – 3.2%
Covivio	162,533	14,914,257
Gecina SA	43,168	6,712,587
Total Office		21,626,844
Retail – 1.3%
Unibail-Rodamco-Westfield	109,428	8,522,733
Total FRANCE		30,149,577
GERMANY – 3.4%
Office – 1.1%
alstria office REIT-AG	393,679	7,162,456
Residential – 2.3%
Deutsche Wohnen SE	165,488	8,829,523
Vonovia SE	96,220	7,027,297
Total Residential		15,856,820
Total GERMANY		23,019,276
HONG KONG – 7.9%
Diversified – 4.8%
CK Asset Holdings Ltd.	1,645,605	8,420,395
Sun Hung Kai Properties Ltd.	926,487	11,848,824
Swire Properties Ltd.	4,319,415	12,558,404
Total Diversified		32,827,623
Retail – 3.1%
Hang Lung Properties Ltd.	2,420,670	6,379,095
Wharf Real Estate Investment Company Ltd.	2,756,138	14,323,948
Total Retail		20,703,043
Total HONG KONG		53,530,666
JAPAN – 10.7%
Hotel – 2.7%
Invincible Investment Corp.	16,813	5,412,644
Japan Hotel REIT Investment Corp.	25,448	13,086,124
Total Hotel		18,498,768
Industrial – 1.0%
LaSalle Logiport REIT	4,092	6,603,197

See Notes to Financial Statements.
18Brookfield Public Securities Group LLC

Brookfield Global Listed Real Estate Fund
Schedule of Investments (continued)
December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Office – 7.0%
Daiwa Office Investment Corp.	1,596	$ 10,146,701
Invesco Office J-Reit, Inc.	59,514	8,735,044
MCUBS MidCity Investment Corp.	1,457	1,328,434
Mitsui Fudosan Company Ltd.	775,466	16,237,924
Nippon Building Fund, Inc.	1,919	11,129,624
Total Office		47,577,727
Total JAPAN		72,679,692
SINGAPORE – 2.8%
Diversified – 1.8%
City Developments Ltd.	1,975,130	11,906,383
Office – 1.0%
Keppel REIT	8,122,322	6,880,177
Total SINGAPORE		18,786,560
SPAIN – 2.5%
Diversified – 1.7%
Merlin Properties Socimi SA	1,226,200	11,691,910
Hotel – 0.8%
Melia Hotels International SA (n)	734,180	5,113,290
Total SPAIN		16,805,200
SWEDEN – 1.7%
Diversified – 1.7%
Hufvudstaden AB	709,034	11,729,315
Total SWEDEN		11,729,315
UNITED KINGDOM – 5.5%
Industrial – 0.7%
Tritax Big Box REIT PLC	2,190,375	5,032,432
Office – 1.8%
Derwent London PLC	277,792	11,805,937
Retail – 3.0%
Capital & Counties Properties PLC	6,750,870	13,419,032
Shaftesbury PLC	904,000	7,049,362
Total Retail		20,468,394
Total UNITED KINGDOM		37,306,763
UNITED STATES – 53.8%
Datacenters – 2.1%
CyrusOne, Inc.	191,322	13,995,204
Healthcare – 7.2%
Ventas, Inc.	372,214	18,253,374
Welltower, Inc.	467,448	30,206,490
Total Healthcare		48,459,864
Hotel – 4.8%
Host Hotels & Resorts, Inc.	1,403,651	20,535,414
Pebblebrook Hotel Trust	648,508	12,191,951
Total Hotel		32,727,365

See Notes to Financial Statements.
2020 Annual Report19

Brookfield Global Listed Real Estate Fund
Schedule of Investments (continued)
December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Industrial – 8.8%
Prologis, Inc.	530,513	$ 52,870,926
Rexford Industrial Realty, Inc.	139,439	6,847,849
Total Industrial		59,718,775
Manufactured Homes – 1.5%
Sun Communities, Inc.	68,298	10,377,881
Net Lease – 5.9%
Essential Properties Realty Trust, Inc.	390,700	8,282,840
Four Corners Property Trust, Inc.	231,839	6,901,847
National Retail Properties, Inc.	292,253	11,958,993
VICI Properties, Inc.	509,561	12,993,805
Total Net Lease		40,137,485
Office – 4.7%
Cousins Properties, Inc.	444,109	14,877,652
Highwoods Properties, Inc.	256,100	10,149,243
SL Green Realty Corp.	116,700	6,952,986
Total Office		31,979,881
Residential – 12.1%
American Homes 4 Rent	683,819	20,514,570
Camden Property Trust	185,400	18,525,168
Equity Residential	168,800	10,006,464
Essex Property Trust, Inc.	69,174	16,423,291
Mid-America Apartment Communities, Inc.	129,402	16,393,939
Total Residential		81,863,432
Retail – 5.7%
Regency Centers Corp.	211,300	9,633,167
Simon Property Group, Inc.	337,116	28,749,253
Total Retail		38,382,420
Specialty – 1.0%
Outfront Media, Inc.	336,900	6,589,764
Total UNITED STATES		364,232,071
Total COMMON STOCKS (Cost $600,701,351)		673,511,163
Total Investments – 99.5% (Cost $600,701,351)		673,511,163
Other Assets in Excess of Liabilities – 0.5%		3,122,536
TOTAL NET ASSETS – 100.0%		$676,633,699

(n)	— Non-income producing security.

See Notes to Financial Statements.
20Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2020, the Real Assets Securities Fund, Class I had a total return -2.80%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, overperforming the Fund’s Real Assets Custom Blend Index Benchmark,1 which returned -3.25%.
On an absolute performance basis, the real asset debt, REIT preferreds, and energy infrastructure equities components of the strategy contributed positively during the period. Conversely, the real estate equities and infrastructure equities components detracted from returns.
Relative to the benchmark, infrastructure equities were the leading contributor, due to positive security selection. This was driven by the airports and renewables/electric generation subsectors, partially offset by the communications and midstream subsectors, which detracted. Real asset debt (positive security selection), REIT preferreds (allocation effect), energy infrastructure (positive security selection), and real estate equities (positive allocation effect partially offset by negative security selection) also all contributed to relative returns.
In the next section, we provide further detail on the performance of each asset class, along with our outlook for investing in real asset-related securities.
INFRASTRUCTURE EQUITIES
It was a volatile 2020 for infrastructure equities. The first part of the year was dominated by the COVID-19 pandemic. Transports and energy infrastructure were directly and adversely impacted by global shutdowns. Meanwhile communications was a rare beneficiary of global containment measures and was a standout performer across equities during this time of market turmoil. Infrastructure, on the whole, rebounded during the second half of the year, although it underperformed broader markets. For the year, the FTSE Global Core Infrastructure 50/50 Index and Dow Jones Brookfield Global Infrastructure Composite Index returned -3.34% and -9.51%, respectively. The performance dispersion sheds a light on the significant differentiations in sector weightings for both indexes.
The communications sector posted the strongest gains within the infrastructure universe. Data needs increased as a result of COVD-19, given remote working, online learning and streaming activities. Sentiment related to the rollout of 5G and historically low interest rates were also likely drivers of strong performance during the first half. Sector performance paused during the second half of the year. Although fundamentals remained favorable, the rise in rates likely weighed on the sector given its long-duration cash flow profile.
Within utilities, companies exposed to low-cost renewables generation were among the strongest performers during the year. Global policy initiatives, the increasing importance of ESG and sustainable investing, and robust underlying fundamentals were key drivers of outperformance. Water utilities also strongly performed.
Transports and energy infrastructure equity performance followed a similar pattern, with severe losses in the first half followed by strong gains later in the year. As the pandemic hit, sector performance was harshly impacted by global lockdowns. Traffic across airports, toll roads and ports virtually grounded to a halt, resulting in an unprecedented drop in global crude oil and refined products demand. Energy infrastructure performance was further exacerbated by the fallout from the OPEC/Russia negotiations. A new OPEC+ agreement was subsequently reached, alleviating some pressure, but the demand destruction from COVID-19 weighed on fundamentals. As lockdowns were lifted, we began to see recoveries in both traffic levels and crude oil/refined products demand. Both sectors rallied significantly during the fourth quarter as promising vaccine data were released, but the rallies were not enough to reverse the losses from earlier in the year.
REAL ESTATE EQUITIES
Data centers, industrial and self-storage stocks posted the strongest gains by property type. Data centers and industrial benefited from near-term tailwinds directly related to the pandemic and social distancing requirements, while self storage was boosted by its perceived defensive nature during downturns. Laggards in 2020 were sectors whose cash flows are most sensitive to social distancing requirements, namely retail, hotels and office stocks. In
2020 Annual Report21

Brookfield Real Assets Securities Fund

the fourth quarter, however, the FTSE EPRA Nareit Developed Index2 rallied meaningfully following the positive news related to vaccine developments. Hotels, retail and office stocks posted strong gains on optimism life will begin to normalize in 2021.
Although near-term uncertainty remains, we are optimistic on the prospects of life returning to normal and economic activity accelerating as vaccinations are deployed around the world. Fundamentals in many densely populated markets are likely to remain soft in the near term, but we think such weakness has the potential to create long-term investment opportunities. Sunbelt markets in the U.S. remain favorable, but we always monitor valuations and fundamentals closely when sentiment and momentum move sharply higher in markets.
The real estate attributes that have been the most out of favor since the pandemic began, including high population density and footfall, are the ones that we believe may create the most value over the long term. Investing in companies whose portfolios maintain these attributes at current valuations may result in positive returns as economies begin to reopen, in our view.
Particularly attractive, in our view, are valuations among hotels, office, apartment and select retail stocks. These sectors trade at wider discounts to net asset value (NAV) compared with their long-term averages. We currently maintain a preference for those securities that are undervalued relative to where we believe NAVs will be revised as life returns to normal.
REAL ASSET DEBT
Within credit markets, US high-yield fixed income gained approximately 6% during the year.3 Higher-rated cohorts outperformed lower-rated counterparts in 2020. Likewise, defensive sectors had strong performance during the year, with infrastructure investment-grade debt up 11.12%. Conversely, natural resources high-yield was down 2.29%.
Both high-yield and investment-grade ("IG") spreads finished the year below historical averages and yields are at record lows. Meanwhile the 2020 default total by par value (inclusive of distressed exchanges) was the second highest on record, trailing only 2009. Default activity (measured by amount affected) was most prevalent in the energy, telecommunications and retail sectors.
There are a number of tailwinds and headwinds facing credit in the new year. The tailwinds include extremely accommodative fiscal and monetary policy and a reopening of the economy. The headwinds include higher rates on the back of stimulus spending and subsequent inflation expectations, spreads and yields starting the year already compressed, elevated default rates and vaccine rollout uncertainty. Given these conflicting factors we view the “sweet spot” this year to be in BB credits, lower duration risk than IG and higher risk-adjusted returns than lower credit quality in the event defaults remain elevated.

1 The Real Assets Custom Index Blend Benchmark, beginning 1/1/20, has consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% FTSE Global Core Infrastructure 50/50 Index, 5% Alerian Midstream Energy Index, and 15% ICE BofA USD Real Asset High Yield and Corporate Custom Index. For the period from 10/1/16 through 12/31/19, this Benchmark consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% Dow Jones Brookfield Global Infrastructure Index, 5% Alerian MLP Index, and 15% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%. For the period from 11/19/14 through 9/30/16, this Benchmark consisted of 33.33% DJ Brookfield Global Infrastructure Composite Index, 33.33% FTSE EPRA Nareit Developed Index, 13.33% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%, respectively, 10% S&P Global Natural Resources Index, 6.67% Bloomberg Commodity Index and 3.34% Barclays Global Inflation-Linked Index.
2 The FTSE EPRA Nareit Developed Index is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets.
3 High-yield refers to the ICE BofA U.S. High Yield Index which tracks the performance of U.S. dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market. Investment-grade refers to the ICE BofA U.S. Corporate Index which tracks the performance of U.S.-dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market.
Indices are not managed and an investor cannot invest directly in an index.
22Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund

OUTLOOK
Results of the U.S. Presidential election and positive vaccine developments translated into strong equity returns to end the year. Despite a surge in COVID-19 cases around the globe, markets appear to be responding well to the prospects of resolving two main risk overhangs. Our outlook is brighter than perhaps six months ago as we believe a full reopening of the global economy – and the subsequent economic rebound – is on the horizon. That being said, we are carefully managing risk, as we believe the path to a full economic recovery may be challenged in the near term. Key elements for a sustained recovery are fiscal and monetary stimulus, low interest rates, and controlled reflation.
Certain real asset sectors that have been in the crosshairs of COVID-19 are showing gradual signs of a recovery, including transportation infrastructure, energy infrastructure, healthcare REITs, and lodging REITs. While we are aware a return to pre-COVID cash flows will take time, we believe investors will begin to recognize attractive valuations in both infrastructure and real estate. We favor positioning to potentially take advantage of real assets’ slow grind higher, while maintaining a slight defensive bias within our equity allocation. We are overweight global infrastructure equities, neutral real estate equities and energy infrastructure as of 12/31/2020. As a result, we are slightly underweight real asset debt and REIT Preferreds due to valuation. We maintain a modest cash balance for dry powder which we expect to deploy in early 2021.
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2020	1 Year	5 Years	Since Inception*
Class A (Excluding Sales Charge)	-3.10%	5.72%	1.97%
Class A (Including Sales Charge)	-7.73%	4.70%	1.15%
Class C (Excluding Sales Charge)	-3.76%	5.06%	1.32%
Class C (Including Sales Charge)	-4.69%	5.06%	1.32%
Class Y Shares	-2.80%	5.90%	2.14%
Class I Shares	-2.80%	5.88%	2.11%
MSCI World Index	16.50%	12.80%	10.14%
Real Assets Custom Blend Index Benchmark	-3.25%	6.52%	3.30%
S&P Real Assets Index	1.02%	6.53%	N/A**

* Classes A, C , Y and I were incepted on Novembe 19, 2014. All returns shown in USD. The MSCI World Index and Real Assets Custom Blend Benchmark Index returns reference Class I's inception date.
** Data for the S&P Real Assets Index is unavailable prior to its inception date of December 31, 2015.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
The Fund’s gross and net expense ratios in the prospectus dated April 29, 2020, for Class A is 1.72% and 1.35%, Class C is 2.47% and 2.10%, Class Y is 1.47% and 1.10% and Class I is 1.47% and 1.10%, respectively for the year ended December 31, 2019.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2021. There is no guarantee that such reimbursement will be continued after that date.
2020 Annual Report23

Brookfield Real Assets Securities Fund

The graphs below illustrate a hypothetical investment of $10,000 in the Real Assets Securities Fund—Class I Shares from the commencement of investment operations on November 19, 2014 to December 31, 2020 compared to the MSCI World Index.
Class I Shares
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Mutual fund investing involves risk. Principal loss is possible. The Fund will be closely linked to the real assets market. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REITs are dependent upon management skills and generally may not be diversified. REITs are subject to heavy cash flow dependency, defaults by borrowers and self liquidation. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in MLPs, which involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic
24Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund

price movement or difficulty in buying or selling. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities. Investing in MLPs may generate unrelated business taxable income (UBTI) for tax-exempt investors both during the holding period and at time of sale. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations. Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in Natural Resources Securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Increases in interest rates can cause the prices of Fixed Income securities to decline, and the level of current income from a portfolio of Fixed Income securities may decline in certain interest rate environments. Investment by the Fund in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 80% of its total assets in securities in Real Assets securities, the Fund may be subject to greater volatility than a fund that is more broadly diversified. Past performance is no guarantee of future results.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to a Fund and negatively impact Fund performance and the value of an investment in a Fund.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2020 and subject to change based on subsequent developments.
Credit ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard Poor's, Moody's and Fitch. These firms evaluate a bond issuer's financial strength or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA' which is the highest grade, to 'D' which is the lowest grade.
Spreads refers to the option-adjusted spread, which measures the differences in yields for fixed income securities after adjusting for embedded options.
Par value is the dollar amount due to bondholders at the maturity date of a bond.
The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).
2020 Annual Report25

Brookfield Real Assets Securities Fund

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).
The Bloomberg Barclays Global Inflation Linked Index (Series-L) measures the performance of investment-grade, government inflation-linked debt from 12 different developed market countries. Investability is a key criterion for inclusion of markets in this index, and it is designed to include only those markets in which a global government linker fund is likely and able to invest.
The Bloomberg Commodity Index is a broadly diversified index that tracks the commodities markets through commodity futures contracts.
The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no direct role in the day-to-day management of any Brookfield co-branded indexes.
The Dow Jones Brookfield Global Infrastructure Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets. Brookfield has no direct role in the day-to-day management of any Brookfield cobranded indexes.
The FTSE EPRA Nareit Developed Index is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets.
The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors - 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.
The ICE BofA Global Corporate Index tracks the performance of investment- grade public debt issued in the major domestic and Eurobond markets, including global bonds.
The ICE BofA Global High Yield Index tracks the performance of below investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.
The ICE BofA Preferred Stock REITs 7% Constrained Index is a subset of the ICE BofA Fixed-Rate Preferred Securities Index including all real estate investment trust issued preferred securities. The ICE BofA Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market.
The ICE BofA USD Real Asset High Yield & Corporate Custom Index is a custom index blend of sectors of ICE BofA U.S. High Yield Index (70%) and ICE BofA U.S. Corporate Index (30%) that correspond to equity sectors in Brookfield's real asset universe. Such real-asset-related sectors include Cable, Infrastructure Services, Oil Gas T&D, Telecommunications, Transportation, Utilities, Agriculture, Timber, Basic Materials, Energy Exploration & Production, Metals & Mining, Real Estate, RE Ownership & Development and REITs.
The ICE BofA U.S. High Yield Index tracks the performance of U.S.-dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.
26Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund

The ICE BofA U.S. Corporate Index tracks the performance of U.S.-dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market.
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets.
The Real Assets Custom Index Blend Benchmark, beginning 1/1/20, has consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% FTSE Global Core Infrastructure 50/50 Index, 5% Alerian Midstream Energy Index, and 15% ICE BofA USD Real Asset High Yield and Corporate Custom Index. For the period from 10/1/16 through 12/31/19, this Benchmark consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% Dow Jones Brookfield Global Infrastructure Index, 5% Alerian MLP Index, and 15% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%. For the period from 11/19/14 through 9/30/16, this Benchmark consisted of 33.33% DJ Brookfield Global Infrastructure Composite Index, 33.33% FTSE EPRA Nareit Developed Index, 13.33% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%, respectively, 10% S&P Global Natural Resources Index, 6.67% Bloomberg Commodity Index and 3.34% Barclays Global Inflation-Linked Index.
The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across three primary commodity related sectors: Agribusiness, Energy and Metals & Mining.
The S&P Real Assets Index measures global property, infrastructure, commodities and inflation-linked bonds using liquid component indexes that track equities (representing 50% of the index), fixed income (representing 40% of the index) and futures (representing 10% of the index).
These indices do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.
2020 Annual Report27

Brookfield Real Assets Securities Fund
Portfolio Characteristics (Unaudited)
December 31, 2020

ASSET ALLOCATION BY SECURITY TYPE	Percent of Total Investments
Infrastructure Equities
— Global Infrastructure	46.4%
— Master Limited Partnerships	2.1%
Total Infrastructure Equities	48.5%
Real Estate Equities
— Global Real Estate Equities	39.7%
— REIT Preferreds	2.0%
Total Real Estate Equities	41.7%
Real Asset Debt	9.8%
Total	100.0%

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	58.3%
Canada	6.4%
Japan	5.1%
United Kingdom	4.8%
Hong Kong	4.1%
Australia	3.9%
France	3.0%
Germany	2.7%
Spain	2.5%
Italy	1.9%
Mexico	1.8%
China	1.5%
Switzerland	1.4%
Singapore	1.1%
Brazil	0.9%
Sweden	0.6%
Total	100.0%

ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Common Stocks	88.2%
Real Asset Debt	9.8%
Preferred Stocks	1.6%
Convertible Preferred Stocks	0.4%
Total	100.0%

28Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Portfolio Characteristics (Unaudited) (continued)
December 31, 2020

TOP TEN HOLDINGS	Percent of Total Investments
NextEra Energy, Inc.	3.1%
Prologis, Inc.	2.9%
American Tower Corp.	2.3%
Enbridge, Inc.	2.0%
National Grid PLC	1.9%
Duke Energy Corp.	1.8%
PG&E Corp.	1.8%
Welltower, Inc.	1.6%
Simon Property Group, Inc.	1.6%
Transurban Group	1.5%
2020 Annual Report29

Brookfield Real Assets Securities Fund
Schedule of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS – 84.4%
AUSTRALIA – 3.7%
Airports – 1.1%
Sydney Airport (n)	106,318	$ 526,256
Office – 1.1%
Dexus	75,305	546,182
Toll Roads – 1.5%
Transurban Group	66,406	699,774
Total AUSTRALIA		1,772,212
BRAZIL – 0.8%
Ports – 0.0%
Hidrovias do Brasil SA (n)	22,831	30,358
Rail – 0.8%
Rumo SA (n)	98,660	364,880
Total BRAZIL		395,238
CANADA – 5.6%
Office – 0.6%
Allied Properties Real Estate Investment Trust	9,305	276,540
Pipelines – 3.3%
Enbridge, Inc.	6,133	196,195
Enbridge, Inc.	28,900	924,282
Pembina Pipeline Corp.	10,400	245,927
TC Energy Corp.	4,807	195,741
Total Pipelines		1,562,145
Rail – 1.1%
Canadian Pacific Railway Ltd.	1,500	520,304
Residential – 0.6%
InterRent Real Estate Investment Trust	26,840	288,663
Total CANADA		2,647,652
CHINA – 1.4%
Communications – 0.4%
China Tower Corporation Ltd. (e)	1,399,600	205,939
Gas Utilities – 0.6%
China Gas Holdings Ltd.	66,754	264,527
Water – 0.4%
Guangdong Investment Ltd.	113,500	204,605
Total CHINA		675,071
FRANCE – 2.8%
Office – 1.1%
Covivio	4,050	371,634
Gecina SA	1,180	183,489
Total Office		555,123
Renewables/Electric Generation – 0.7%
Engie SA (n)	20,800	318,862

See Notes to Financial Statements.
30Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Retail – 0.4%
Unibail-Rodamco-Westfield	2,614	$ 203,590
Toll Roads – 0.6%
Getlink SE (n)	15,700	271,627
Total FRANCE		1,349,202
GERMANY – 2.6%
Airports – 0.5%
Fraport AG Frankfurt Airport Services Worldwide	4,200	253,397
Office – 0.4%
alstria office REIT-AG	9,733	177,079
Renewables/Electric Generation – 0.8%
RWE AG	8,877	375,559
Residential – 0.9%
Deutsche Wohnen SE	4,430	236,361
Vonovia SE	2,593	189,376
Total Residential		425,737
Total GERMANY		1,231,772
HONG KONG – 4.0%
Diversified – 1.8%
CK Asset Holdings Ltd.	37,824	193,542
Sun Hung Kai Properties Ltd.	27,932	357,222
Swire Properties Ltd.	101,910	296,296
Total Diversified		847,060
Rail – 0.5%
MTR Corporation Ltd.	43,976	245,942
Renewables/Electric Generation – 0.7%
CLP Holdings Ltd.	32,892	304,140
Retail – 1.0%
Hang Lung Properties Ltd.	55,843	147,161
Wharf Real Estate Investment Company Ltd.	64,797	336,757
Total Retail		483,918
Total HONG KONG		1,881,060
ITALY – 1.9%
Communications – 0.5%
Infrastrutture Wireless Italiane SpA (e)	19,124	231,829
Renewables/Electric Generation – 0.8%
Enel SpA	34,364	349,643
Toll Roads – 0.6%
Atlantia SpA (n)	16,482	297,629
Total ITALY		879,101
JAPAN – 4.9%
Hotel – 1.0%
Invincible Investment Corp.	416	133,924

See Notes to Financial Statements.
2020 Annual Report31

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Japan Hotel REIT Investment Corp.	650	$ 334,249
Total Hotel		468,173
Industrial – 0.3%
LaSalle Logiport REIT	96	154,914
Office – 2.5%
Daiwa Office Investment Corp.	40	254,303
Invesco Office J-Reit, Inc.	1,380	202,547
MCUBS MidCity Investment Corp.	36	32,823
Mitsui Fudosan Company Ltd.	20,333	425,764
Nippon Building Fund, Inc.	47	272,586
Total Office		1,188,023
Rail – 1.1%
East Japan Railway Co.	7,900	527,052
Total JAPAN		2,338,162
MEXICO – 1.7%
Airports – 1.2%
Grupo Aeroportuario del Pacifico SAB de CV (n)	49,982	557,602
Toll Roads – 0.5%
Promotora y Operadora de Infraestructura SAB de CV	28,554	253,176
Total MEXICO		810,778
SINGAPORE – 1.0%
Diversified – 0.7%
City Developments Ltd.	54,574	328,980
Office – 0.3%
Keppel REIT	190,729	161,561
Total SINGAPORE		490,541
SPAIN – 2.4%
Communications – 0.6%
Cellnex Telecom SA (e)	4,889	293,597
Diversified – 0.6%
Merlin Properties Socimi SA	30,300	288,913
Hotel – 0.3%
Melia Hotels International SA (n)	18,155	126,443
Toll Roads – 0.9%
Ferrovial SA	15,361	424,736
Total SPAIN		1,133,689
SWEDEN – 0.6%
Diversified – 0.6%
Hufvudstaden AB	18,086	299,191
Total SWEDEN		299,191
SWITZERLAND – 1.4%
Airports – 1.4%
Flughafen Zurich AG (n)	3,700	652,833
Total SWITZERLAND		652,833

See Notes to Financial Statements.
32Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
UNITED KINGDOM – 4.6%
Electricity Transmission & Distribution – 1.8%
National Grid PLC	72,033	$ 851,247
Industrial – 0.3%
Tritax Big Box REIT PLC	58,490	134,382
Office – 0.7%
Derwent London PLC	8,393	356,696
Retail – 1.1%
Capital & Counties Properties PLC	175,514	348,878
Shaftesbury PLC	22,300	173,894
Total Retail		522,772
Water – 0.7%
United Utilities Group PLC	26,100	319,229
Total UNITED KINGDOM		2,184,326
UNITED STATES – 45.0%
Communications – 2.8%
American Tower Corp.	4,728	1,061,247
SBA Communications Corp.	900	253,917
Total Communications		1,315,164
Datacenters – 0.8%
CyrusOne, Inc.	4,866	355,948
Electricity Transmission & Distribution – 3.0%
PG&E Corp. (n)	65,320	813,887
Sempra Energy	4,900	624,309
Total Electricity Transmission & Distribution		1,438,196
Gas Utilities – 1.0%
NiSource, Inc.	21,200	486,328
Healthcare – 2.4%
Ventas, Inc.	8,854	434,200
Welltower, Inc.	11,273	728,461
Total Healthcare		1,162,661
Hotel – 1.7%
Host Hotels & Resorts, Inc.	34,644	506,842
Pebblebrook Hotel Trust	16,020	301,176
Total Hotel		808,018
Industrial – 3.1%
Prologis, Inc.	13,102	1,305,745
Rexford Industrial Realty, Inc.	3,447	169,282
Total Industrial		1,475,027
Manufactured Homes – 0.5%
Sun Communities, Inc.	1,698	258,011
Midstream – 3.2%
Cheniere Energy, Inc. (n)	8,948	537,148
Equitrans Midstream Corp.	24,226	194,777
ONEOK, Inc.	9,900	379,962

See Notes to Financial Statements.
2020 Annual Report33

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Targa Resources Corp.	7,602	$ 200,541
The Williams Companies, Inc.	9,513	190,736
Total Midstream		1,503,164
Net Lease – 2.1%
Essential Properties Realty Trust, Inc.	10,000	212,000
Four Corners Property Trust, Inc.	5,618	167,248
National Retail Properties, Inc.	7,633	312,342
VICI Properties, Inc.	12,435	317,093
Total Net Lease		1,008,683
Office – 1.6%
Cousins Properties, Inc.	10,962	367,227
Highwoods Properties, Inc.	6,300	249,669
SL Green Realty Corp.	2,700	160,866
Total Office		777,762
Pipeline (MLP) – 2.0%
Energy Transfer LP	30,238	186,871
Enterprise Products Partners LP	9,702	190,062
Magellan Midstream Partners LP	4,567	193,824
MPLX LP	8,959	193,962
Plains All American Pipeline LP	22,263	183,447
Total Pipeline (MLP)		948,166
Pipelines – 1.3%
Kinder Morgan, Inc.	45,039	615,683
Rail – 1.4%
CSX Corp.	7,300	662,475
Renewables/Electric Generation – 10.6%
Ameren Corp.	8,000	624,480
American Electric Power Company, Inc.	6,200	516,274
CMS Energy Corp.	8,115	495,096
Duke Energy Corp.	8,900	814,884
Entergy Corp.	5,754	574,479
FirstEnergy Corp.	18,985	581,131
NextEra Energy, Inc.	18,400	1,419,560
Total Renewables/Electric Generation		5,025,904
Residential – 4.0%
American Homes 4 Rent	16,853	505,590
Camden Property Trust	4,600	459,632
Equity Residential	3,600	213,408
Essex Property Trust, Inc.	1,619	384,383
Mid-America Apartment Communities, Inc.	2,779	352,072
Total Residential		1,915,085
Retail – 2.1%
Regency Centers Corp.	5,649	257,538
Simon Property Group, Inc.	8,475	722,748
Total Retail		980,286

See Notes to Financial Statements.
34Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Specialty – 0.3%
Outfront Media, Inc.	8,300	$ 162,348
Water – 1.1%
American Water Works Company, Inc.	3,500	537,145
Total UNITED STATES		21,436,054
Total COMMON STOCKS (Cost $35,024,319)		40,176,882
CONVERTIBLE PREFERRED STOCKS – 0.3%
UNITED STATES – 0.3%
Datacenters – 0.1%
QTS Realty Trust, Inc., Series B, 6.50%	245	34,765
Hotel – 0.0%
RLJ Lodging Trust, Series A, 1.95%	800	20,320
Net Lease – 0.1%
EPR Properties, Series C, 5.75%	2,200	50,600
Office – 0.1%
Equity Commonwealth, Series D, 6.50%	1,217	36,364
Total UNITED STATES		142,049
Total CONVERTIBLE PREFERRED STOCKS (Cost $125,127)		142,049

	Principal Amount (000s)	Value
REAL ASSET DEBT – 9.4%
CANADA – 0.6%
Basic Industrial – 0.1%
Cascades, Inc., 5.38%, 01/15/28 (e)	$ 50	$ 53,141
Energy – 0.1%
Cenovus Energy, Inc., 4.25%, 04/15/27	15	16,381
MEG Energy Corp., 6.50%, 01/15/25 (e)	25	25,751
Total Energy		42,132
Metals & Mining – 0.1%
Kinross Gold Corp., 4.50%, 07/15/27	50	57,827
Oil Gas Transportation & Distribution – 0.1%
Parkland Corp., 6.00%, 04/01/26 (e)	27	28,350
TransCanada PipeLines Ltd, 2.43%, 05/15/67	25	19,553
Total Oil Gas Transportation & Distribution		47,903
Utility – 0.2%
Emera, Inc., 6.75%, 06/15/76	60	70,125
Total CANADA		271,128
UNITED STATES – 8.8%
Basic Industrial – 0.1%
Hexion, Inc., 7.88%, 07/15/27 (e)	30	32,100
Construction & Building Materials – 0.8%
Ashton Woods USA LLC, 6.63%, 01/15/28 (e)	25	26,312

See Notes to Financial Statements.
2020 Annual Report35

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2020

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
Beazer Homes USA, Inc., 5.88%, 10/15/27	$ 25	$ 26,313
Forestar Group, Inc., 5.00%, 03/01/28 (e)	25	25,813
Lennar Corp., 4.75%, 11/29/27	50	59,090
M/I Homes, Inc., 4.95%, 02/01/28	50	52,927
NVR, Inc., 3.00%, 05/15/30	25	27,361
PulteGroup, Inc., 5.00%, 01/15/27	50	59,000
Taylor Morrison Communities, Inc., 5.13%, 08/01/30 (e)	15	16,800
Taylor Morrison Communities, Inc., 5.88%, 06/15/27 (e)	25	28,333
Toll Brothers Finance Corp., 4.35%, 02/15/28	60	66,600
Total Construction & Building Materials		388,549
Diversified – 0.1%
The Howard Hughes Corp., 5.38%, 08/01/28 (e)	55	59,153
Energy – 0.9%
Apache Corp., 4.25%, 01/15/30	25	26,250
Ascent Resources Utica Holdings LLC, 8.25%, 12/31/28 (e)	5	4,987
Comstock Resources, Inc., 7.50%, 05/15/25 (e)	25	25,615
Continental Resources, Inc., 5.75%, 01/15/31 (e)	21	23,310
Devon Energy Corp., 7.95%, 04/15/32	15	21,025
Endeavor Energy Resources LP, 6.63%, 07/15/25 (e)	25	26,750
EQT Corp., 8.75%, 02/01/30	31	37,975
Indigo Natural Resources LLC, 6.88%, 02/15/26 (e)	19	19,415
Laredo Petroleum, Inc., 10.13%, 01/15/28	10	8,500
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/27 (e)	15	12,000
Occidental Petroleum Corp., 3.50%, 08/15/29	93	85,111
Occidental Petroleum Corp., 8.88%, 07/15/30	47	55,166
Ovintiv Exploration, Inc., 5.75%, 01/30/22	50	51,933
Southwestern Energy Co., 6.45%, 01/23/25	25	26,000
WPX Energy, Inc., 4.50%, 01/15/30	25	26,500
Total Energy		450,537
Health Facilities – 0.4%
HCA, Inc., 5.25%, 06/15/26	60	71,010
Healthcare Trust of America Holdings LP, 3.75%, 07/01/27	40	45,342
Service Corporation International, 4.63%, 12/15/27	50	53,250
Tenet Healthcare Corp., 4.88%, 01/01/26 (e)	25	26,153
Total Health Facilities		195,755
Infrastructure Services – 0.1%
United Rentals North America, Inc., 5.50%, 05/15/27	25	26,750
Leisure – 0.5%
Boyd Gaming Corp., 6.38%, 04/01/26	40	41,552
Cedar Fair LP, 5.50%, 05/01/25 (e)	40	41,700
GLP Capital LP, 5.38%, 04/15/26	50	57,384
MGM Growth Properties Operating Partnership LP, 4.50%, 09/01/26	40	43,036
VICI Properties LP, 4.63%, 12/01/29 (e)	40	42,800
Total Leisure		226,472
Media – 0.7%
Cable One, Inc., 4.00%, 11/15/30 (e)	50	51,937

See Notes to Financial Statements.
36Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2020

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
CCO Holdings LLC, 4.75%, 03/01/30 (e)	$ 125	$ 134,875
Cox Communications, Inc., 3.50%, 08/15/27 (e)	50	56,526
CSC Holdings LLC, 5.25%, 06/01/24	90	97,416
Total Media		340,754
Metals & Mining – 0.2%
Cleveland-Cliffs, Inc., 6.75%, 03/15/26 (e)	20	21,600
Freeport-McMoRan, Inc., 4.25%, 03/01/30	50	53,875
Newmont Corp., 2.80%, 10/01/29	30	32,748
Total Metals & Mining		108,223
Oil Gas Transportation & Distribution – 1.7%
Antero Midstream Partners LP, 5.38%, 09/15/24	25	24,375
Boardwalk Pipelines LP, 3.40%, 02/15/31	50	52,172
Buckeye Partners LP, 4.13%, 12/01/27	25	25,500
Cheniere Energy, Inc., 4.63%, 10/15/28 (e)	10	10,500
Crestwood Midstream Partners LP, 5.63%, 05/01/27 (e)	25	24,750
Enable Midstream Partners LP, 4.15%, 09/15/29	56	55,564
Energy Transfer Operating LP, 3.23%, 11/01/66	50	34,875
Energy Transfer Operating LP, 6.75%, 05/15/70	37	33,762
Energy Transfer Operating LP, 7.13%, 11/15/65	27	25,650
EnLink Midstream LLC, 5.38%, 06/01/29	25	24,313
EnLink Midstream Partners LP, 5.45%, 06/01/47	45	36,237
EQM Midstream Partners LP, 4.00%, 08/01/24	15	15,453
Genesis Energy LP, 6.50%, 10/01/25	25	24,312
Global Partners LP, 7.00%, 08/01/27	25	26,750
Holly Energy Partners LP, 5.00%, 02/01/28 (e)	68	68,510
Kinder Morgan, Inc., 4.30%, 03/01/28	25	29,319
NuStar Logistics LP, 5.75%, 10/01/25	28	29,820
ONEOK, Inc., 3.10%, 03/15/30	21	22,371
Phillips 66 Partners LP, 3.15%, 12/15/29	29	30,170
Plains All American Pipeline LP, 6.13%, 05/15/23	50	40,625
Tallgrass Energy Partners LP, 6.00%, 12/31/30 (e)	31	31,901
Targa Resources Partners LP, 5.38%, 02/01/27	75	78,778
Western Midstream Operating LP, 5.05%, 02/01/30	75	83,986
Total Oil Gas Transportation & Distribution		829,693
Real Estate – 0.8%
American Homes 4 Rent LP, 4.25%, 02/15/28	60	68,989
Highwoods Realty LP, 3.88%, 03/01/27	50	55,286
iStar, Inc., 5.50%, 02/15/26	75	76,500
Lexington Realty Trust, 2.70%, 09/15/30	55	57,254
Mid-America Apartments LP, 3.60%, 06/01/27	50	56,561
Starwood Property Trust, Inc., 5.00%, 12/15/21	75	76,258
Total Real Estate		390,848
Telecommunication Services – 1.3%
American Tower Corp., 3.60%, 01/15/28	50	56,793
Cablevision Lightpath LLC, 3.88%, 09/15/27 (e)	65	65,406
Crown Castle International Corp., 3.80%, 02/15/28	50	57,626

See Notes to Financial Statements.
2020 Annual Report37

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2020

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
Frontier Communications Corp., 5.00%, 05/01/28 (e)	$ 45	$ 46,913
Level 3 Financing, Inc., 4.63%, 09/15/27 (e)	85	88,777
SBA Communications Corp., 3.88%, 02/15/27 (e)	85	89,275
T-Mobile USA, Inc., 4.75%, 02/01/28	125	134,361
Zayo Group Holdings, Inc., 4.00%, 03/01/27 (e)	75	75,188
Total Telecommunication Services		614,339
Utility – 1.2%
CMS Energy Corp, 4.75%, 06/01/50	30	33,796
Dominion Energy, Inc., 4.65%, 06/15/25	30	31,636
Duke Energy Corp., 4.88%, 03/16/25	30	32,485
FirstEnergy Corp., 3.90%, 07/15/27	90	99,207
NextEra Energy Capital Holdings, Inc., 2.34%, 06/15/67	50	43,653
NRG Energy, Inc., 3.63%, 02/15/31 (e)	67	68,930
Pacific Gas and Electric Co., 2.50%, 02/01/31	100	100,365
Pattern Energy Operations LP, 4.50%, 08/15/28 (e)	36	37,980
Sempra Energy, 4.88%, 04/15/26	30	32,062
Talen Energy Supply LLC, 6.63%, 01/15/28 (e)	15	15,675
The AES Corp., 2.45%, 01/15/31 (e)	50	50,674
Total Utility		546,463
Total UNITED STATES		4,209,636
Total REAL ASSET DEBT (Cost $4,116,164)		4,480,764

	Shares	Value
PREFERRED STOCKS – 1.6%
UNITED STATES – 1.6%
Diversified – 0.2%
Armada Hoffler Properties, Inc., Series A, 6.75%	1,100	$ 28,666
PS Business Parks, Inc., Series Y, 5.20%	962	25,108
PS Business Parks, Inc., Series Z, 4.88%	1,427	39,086
Total Diversified		92,860
Hotel – 0.3%
Hersha Hospitality Trust, Series D, 6.50%	1,700	32,011
Hersha Hospitality Trust, Series E, 6.50%	2,200	41,547
Pebblebrook Hotel Trust, Series C, 6.50%	1,600	39,776
Sunstone Hotel Investors, Inc., Series E, 6.95%	355	8,676
Sunstone Hotel Investors, Inc., Series F, 6.45%	351	8,266
Total Hotel		130,276
Industrial – 0.2%
Plymouth Industrial REIT, Inc., Series A, 7.50% (s)	1,100	28,710
Rexford Industrial Realty, Inc., Series B, 5.88%	648	17,003
Rexford Industrial Realty, Inc., Series C, 5.63%	2,354	63,417
Total Industrial		109,130
Net Lease – 0.3%
EPR Properties, Series G, 5.75%	1,286	30,092
Global Net Lease, Inc., Series A, 7.25%	1,051	27,494

See Notes to Financial Statements.
38Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2020

	Shares	Value
PREFERRED STOCKS (continued)
Global Net Lease, Inc., Series B, 6.88%	1,472	$ 37,389
Monmouth Real Estate Investment Corp., Series C, 6.13%	2,156	54,116
Total Net Lease		149,091
Office – 0.2%
Vornado Realty Trust, Series M, 5.25%	1,802	47,501
Vornado Realty Trust, Series N, 5.25%	1,460	38,996
Total Office		86,497
Residential – 0.2%
American Homes 4 Rent, Series F, 5.88%	1,440	37,152
American Homes 4 Rent, Series G, 5.88%	1,436	37,293
Total Residential		74,445
Retail – 0.1%
Saul Centers, Inc., Series E, 6.00%	719	16,940
SITE Centers Corp., Series A, 6.38%	1,100	26,488
Urstadt Biddle Properties, Inc., Series K, 5.88%	777	19,332
Total Retail		62,760
Self Storage – 0.1%
Public Storage, Series L, 4.63%	700	18,998
Public Storage, Series M, 4.13%	363	9,848
Public Storage, Series N, 3.88%	700	18,074
Total Self Storage		46,920
Total UNITED STATES		751,979
Total PREFERRED STOCKS (Cost $618,395)		751,979
Total Investments – 95.7% (Cost $39,884,005)		45,551,674
Other Assets in Excess of Liabilities – 4.3%		2,064,883
TOTAL NET ASSETS – 100.0%		$ 47,616,557

LLC— Limited Liability Company
LP— Limited Partnership
MLP— Master Limited Partnership

(e)	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the total value of all such securities was $2,189,265 or 4.6% of net assets.
(n)	— Non-income producing security.
(s)	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of December 31, 2020.

See Notes to Financial Statements.
2020 Annual Report39

BROOKFIELD INVESTMENT FUNDS
Statements of Assets and Liabilities
December 31, 2020

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
Assets:
Investments in securities, at value (Note 2)	$246,264,427	$673,511,163	$45,551,674
Cash	2,583,790	916	1,952,997
Dividends and interest receivable	562,915	3,608,628	235,746
Receivable for fund shares sold	571,516	627,384	—
Receivable for investments sold	78,484	1,482,108	20,652
Prepaid expenses	30,954	33,703	30,642
Total assets	250,092,086	679,263,902	47,791,711
Liabilities:
Payable for investments purchased	669,920	509,999	68,759
Payable for fund shares purchased	—	781,528	18,823
Payable for credit facility (Note 6)	—	653,000	—
Distribution fee payable	119,272	66,929	1,098
Investment advisory fee payable, net (Note 3)	149,869	395,843	1,068
Administration fee payable (Note 3)	31,985	85,848	6,038
Trustees' fee payable	6,901	12,935	4,079
Accrued expenses	78,787	124,121	75,289
Total liabilities	1,056,734	2,630,203	175,154
Commitments and contingencies (Note 8)
Net Assets	$249,035,352	$676,633,699	$47,616,557
Composition of Net Assets:
Paid-in capital	$232,010,860	$769,458,184	$55,205,555
Accumulated gains (losses)	17,024,492	(92,824,485)	(7,588,998)
Net assets applicable to capital shares outstanding	$249,035,352	$676,633,699	$47,616,557
Total investments at cost	$218,184,625	$600,701,351	$39,884,005
Net Assets
Class A Shares — Net Assets	$ 5,807,001	$ 13,944,008	$ 184,339
Shares outstanding	461,017	1,199,142	20,205
Net asset value and redemption price per share	$ 12.60	$ 11.63	$ 9.12
Offering price per share based on a maximum sales charge of 4.75%	$ 13.23	$ 12.21	$ 9.57
Class C Shares — Net Assets	$ 4,179,623	$ 5,229,455	$ 126,289
Shares outstanding	336,229	451,982	13,802
Net asset value and redemption price per share	$ 12.43	$ 11.57	$ 9.15
Class Y Shares — Net Assets	$ 75,004,410	$352,508,803	$ 5,380,264
Shares outstanding	5,944,739	30,256,711	597,243
Net asset value and redemption price per share	$ 12.62	$ 11.65	$ 9.01
Class I Shares — Net Assets	$164,044,318	$304,951,433	$41,925,665
Shares outstanding	12,991,989	26,207,103	4,663,888
Net asset value and redemption price per share	$ 12.63	$ 11.64	$ 8.99

See Notes to Financial Statements.
40Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Statements of Operations
For the Year Ended December 31, 2020

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
Investment Income:
Dividends and distributions (net of foreign withholding tax of $266,789, $1,119,106 and $54,901)	$ 5,446,941	$ 25,871,710	$ 1,632,269
Interest	—	—	393,927
Less return of capital distributions	(473,029)	(4,200,962)	(371,795)
Total investment income	4,973,912	21,670,748	1,654,401
Expenses:
Investment advisory fees (Note 3)	1,858,414	5,724,226	507,879
Administration fees (Note 3)	327,955	1,144,845	89,626
Distribution fees — Class A	14,906	26,121	351
Distribution fees — Class C	51,438	68,104	1,278
Transfer agent fees	69,918	143,514	56,377
Registration fees	62,289	92,142	62,386
Trustees' fees	58,647	130,491	35,154
Custodian fees	58,161	113,103	76,818
Audit and tax services	45,290	42,560	47,290
Legal fees	34,543	79,722	21,193
Fund accounting fees	29,889	92,277	33,203
Reports to shareholders	22,470	38,522	9,943
Miscellaneous	17,449	58,597	9,800
Insurance	13,539	74,602	4,817
Interest expense	4,154	34,984	482
Total operating expenses	2,669,062	7,863,810	956,597
Less expenses reimbursed by the investment adviser (Note 3)	(197,712)	(518,898)	(297,711)
Net expenses	2,471,350	7,344,912	658,886
Net investment income	2,502,562	14,325,836	995,515
Net realized gain (loss) on:
Investments	8,940,436	(121,122,100)	(4,622,993)
Foreign currency transactions	(96,821)	(242,469)	(24,663)
Net realized gain (loss)	8,843,615	(121,364,569)	(4,647,656)
Net change in unrealized appreciation (depreciation) on:
Investments	(18,414,010)	(50,723,875)	(2,922,013)
Foreign currency translations	15,104	14,814	1,035
Net change in unrealized depreciation	(18,398,906)	(50,709,061)	(2,920,978)
Net realized and unrealized loss	(9,555,291)	(172,073,630)	(7,568,634)
Net decrease in net assets resulting from operations	$ (7,052,729)	$(157,747,794)	$(6,573,119)

See Notes to Financial Statements.
2020 Annual Report41

BROOKFIELD INVESTMENT FUNDS
Statements of Changes in Net Assets

	Infrastructure Fund		Global Real Estate Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 2,502,562	$ 2,694,689	$ 14,325,836	$ 34,978,544
Net realized gain (loss)	8,843,615	8,109,910	(121,364,569)	67,073,832
Net unrealized appreciation (depreciation)	(18,398,906)	35,379,839	(50,709,061)	192,490,176
Net increase (decrease) in net assets resulting from operations	(7,052,729)	46,183,988	(157,747,794)	294,542,552
Distributions to Shareholders:
From distributable earnings:
Class A shares	—	(142,365)	(386,395)	(343,567)
Class C shares	—	(121,242)	(167,878)	(310,152)
Class Y shares	—	(1,563,297)	(15,153,048)	(49,334,347)
Class I shares	—	(3,053,049)	(10,789,161)	(20,524,493)
From return of capital:
Class A shares	(211,392)	(101,008)	(8,682)	—
Class C shares	(142,575)	(86,021)	(3,805)	—
Class Y shares	(2,954,913)	(1,109,161)	(352,135)	—
Class I shares	(5,239,651)	(2,166,142)	(247,444)	—
Total distributions paid	(8,548,531)	(8,342,285)	(27,108,548)	(70,512,559)
Capital Share Transactions (Note 6):
Subscriptions	90,468,581	35,875,487	148,001,026	323,431,594
Reinvestment of distributions	7,789,966	7,525,125	21,597,078	52,867,226
Redemptions	(59,812,983)	(47,581,029)	(460,517,237)	(1,062,321,892)
Net increase (decrease) in capital share transactions	38,445,564	(4,180,417)	(290,919,133)	(686,023,072)
Total increase (decrease) in net assets	22,844,304	33,661,286	(475,775,475)	(461,993,079)
Net Assets:
Beginning of year	226,191,048	192,529,762	1,152,409,174	1,614,402,253
End of year	$249,035,352	$226,191,048	$ 676,633,699	$ 1,152,409,174

See Notes to Financial Statements.
42Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Statements of Changes in Net Assets (continued)

	Real Assets Securities Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 995,515	$ 1,420,111
Net realized gain (loss)	(4,647,656)	2,065,680
Net unrealized appreciation (depreciation)	(2,920,978)	9,603,509
Net increase (decrease) in net assets resulting from operations	(6,573,119)	13,089,300
Distributions to Shareholders:
From distributable earnings:
Class A shares	(5,580)	(2,835)
Class C shares	(3,149)	(1,852)
Class Y shares	(217,008)	(198,627)
Class I shares	(1,972,528)	(1,976,320)
From return of capital:
Class A shares	(182)	(843)
Class C shares	(102)	(550)
Class Y shares	(7,066)	(59,024)
Class I shares	(64,229)	(587,281)
Total distributions paid	(2,269,844)	(2,827,332)
Capital Share Transactions (Note 6):
Subscriptions	3,596,641	16,118,108
Reinvestment of distributions	2,152,225	2,695,996
Redemptions	(32,835,205)	(4,109,668)
Net increase (decrease) in capital share transactions	(27,086,339)	14,704,436
Total increase (decrease) in net assets	(35,929,302)	24,966,404
Net Assets:
Beginning of year	83,545,859	58,579,455
End of year	$ 47,616,557	$83,545,859

See Notes to Financial Statements.
2020 Annual Report43

Brookfield Global Listed Infrastructure Fund
Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Redemption fees(2)	Net asset value, end of year	Total Investment Return†	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement and excluding interest expense	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2020	$13.55	0.11	(0.62)	(0.51)	—	—	(0.44)	(0.44)	—	$12.60	-3.42%	$ 5,807	1.44%	1.35%	0.93%	0.84%	138%
December 31, 2019	$11.25	0.14	2.66	2.80	(0.29)	—	(0.21)	(0.50)	—	$13.55	25.06%	$ 7,313	1.43%	1.35%	1.09%	1.01%	82%
December 31, 2018	$12.73	0.17	(1.20)	(1.03)	(0.06)	—	(0.39)	(0.45)	—	$11.25	-8.23%	$ 6,273	1.44%	1.35%	1.35%	1.26%	75%
December 31, 2017	$11.97	0.17	1.07	1.24	(0.31)	—	(0.17)	(0.48)	—	$12.73	10.52%	$ 12,571	1.50%	1.35%	1.37%	1.22%	93%
December 31, 2016	$11.06	0.12	1.25	1.37	(0.19)	—	(0.27)	(0.46)	0.00 (3)	$11.97	12.38%	$ 20,006	1.43%	1.35%	1.05%	0.97%	100%
Class C:
December 31, 2020	$13.37	0.02	(0.62)	(0.60)	—	—	(0.34)	(0.34)	—	$12.43	-4.19%	$ 4,180	2.19%	2.10%	0.18%	0.09%	138%
December 31, 2019	$11.11	0.05	2.62	2.67	(0.24)	—	(0.17)	(0.41)	—	$13.37	24.13%	$ 7,780	2.18%	2.10%	0.37%	0.29%	82%
December 31, 2018	$12.58	0.08	(1.19)	(1.11)	(0.05)	—	(0.31)	(0.36)	—	$11.11	-8.92%	$ 8,576	2.19%	2.10%	0.66%	0.57%	75%
December 31, 2017	$11.83	0.07	1.06	1.13	(0.24)	—	(0.14)	(0.38)	—	$12.58	9.62%	$ 10,686	2.25%	2.10%	0.59%	0.44%	93%
December 31, 2016	$10.93	0.04	1.23	1.27	(0.15)	—	(0.22)	(0.37)	—	$11.83	11.60%	$ 13,935	2.18%	2.10%	0.32%	0.24%	100%
Class Y:
December 31, 2020	$13.58	0.14	(0.63)	(0.49)	—	—	(0.47)	(0.47)	—	$12.62	-3.23%	$ 75,004	1.19%	1.10%	1.18%	1.09%	138%
December 31, 2019	$11.27	0.17	2.68	2.85	(0.32)	—	(0.22)	(0.54)	—	$13.58	25.42%	$ 75,197	1.18%	1.10%	1.31%	1.23%	82%
December 31, 2018	$12.76	0.21	(1.21)	(1.00)	(0.07)	—	(0.42)	(0.49)	—	$11.27	-8.03%	$ 61,974	1.19%	1.10%	1.73%	1.64%	75%
December 31, 2017	$11.99	0.20	1.08	1.28	(0.33)	—	(0.18)	(0.51)	—	$12.76	10.79%	$ 55,318	1.25%	1.10%	1.57%	1.42%	93%
December 31, 2016	$11.08	0.16	1.24	1.40	(0.20)	—	(0.29)	(0.49)	0.00 (3)	$11.99	12.64%	$ 62,515	1.18%	1.10%	1.33%	1.25%	100%
Class I:
December 31, 2020	$13.59	0.14	(0.63)	(0.49)	—	—	(0.47)	(0.47)	—	$12.63	-3.23%	$164,044	1.19%	1.10%	1.17%	1.08%	138%
December 31, 2019	$11.28	0.18	2.67	2.85	(0.32)	—	(0.22)	(0.54)	—	$13.59	25.39%	$135,901	1.18%	1.10%	1.36%	1.28%	82%
December 31, 2018	$12.76	0.21	(1.20)	(0.99)	(0.07)	—	(0.42)	(0.49)	—	$11.28	-7.95%	$115,707	1.19%	1.10%	1.67%	1.58%	75%
December 31, 2017	$12.00	0.21	1.06	1.27	(0.33)	—	(0.18)	(0.51)	—	$12.76	10.70%	$166,037	1.25%	1.10%	1.62%	1.47%	93%
December 31, 2016	$11.08	0.16	1.25	1.41	(0.20)	—	(0.29)	(0.49)	0.00 (3)	$12.00	12.74%	$155,750	1.18%	1.10%	1.33%	1.25%	100%

*	Distributions for annual periods determined in accordance with federal income tax regulations.
†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
(1)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(2)	Redemption fees were eliminated effective September 1, 2016.
(3)	Rounds to less than $0.005.

See Notes to Financial Statements.
44Brookfield Public Securities Group LLC

Brookfield Global Listed Real Estate Fund
Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Redemption fees(2)	Net asset value, end of year	Total Investment Return†	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement and excluding interest expense	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2020	$13.51	0.18	(1.67)	(1.49)	(0.35)	(0.03)	(0.01)	(0.39)	—	$11.63	-10.60%	$ 13,944	1.27%	1.20%	1.64%	1.57%	114%
December 31, 2019	$11.79	0.29	2.06	2.35	(0.60)	(0.03)	—	(0.63)	—	$13.51	20.09%	$ 11,332	1.23%	1.20%	2.15%	2.12%	83%
December 31, 2018	$13.34	0.24	(1.31)	(1.07)	(0.25)	—	(0.23)	(0.48)	—	$11.79	-8.23%	$ 5,556	1.22%	1.20%	1.90%	1.88%	82%
December 31, 2017	$12.61	0.28	0.94	1.22	(0.49)	—	—	(0.49)	—	$13.34	9.84%	$ 7,106	1.24%	1.20%	2.18%	2.09%	89%
December 31, 2016	$12.61	0.22	0.53	0.75	(0.45)	(0.29)	(0.01)	(0.75)	0.00 (3)	$12.61	6.00%	$ 14,953	1.27%	1.20%	1.68%	1.61%	88%
Class C:
December 31, 2020	$13.42	0.10	(1.65)	(1.55)	(0.26)	(0.03)	(0.01)	(0.30)	—	$11.57	-11.25%	$ 5,229	2.02%	1.95%	0.89%	0.83%	114%
December 31, 2019	$11.72	0.18	2.06	2.24	(0.51)	(0.03)	—	(0.54)	—	$13.42	19.19%	$ 11,160	1.98%	1.95%	1.36%	1.33%	83%
December 31, 2018	$13.28	0.16	(1.33)	(1.17)	(0.20)	—	(0.19)	(0.39)	—	$11.72	-8.98%	$ 7,949	1.97%	1.95%	1.27%	1.25%	82%
December 31, 2017	$12.55	0.19	0.93	1.12	(0.39)	—	—	(0.39)	—	$13.28	9.08%	$ 6,245	1.99%	1.95%	1.45%	1.41%	89%
December 31, 2016	$12.55	0.12	0.54	0.66	(0.36)	(0.29)	(0.01)	(0.66)	0.00 (3)	$12.55	5.26%	$ 6,919	2.02%	1.95%	0.90%	0.83%	88%
Class Y:
December 31, 2020	$13.53	0.21	(1.67)	(1.46)	(0.38)	(0.03)	(0.01)	(0.42)	—	$11.65	-10.35%	$ 352,509	1.02%	0.95%	1.89%	1.82%	114%
December 31, 2019	$11.80	0.30	2.09	2.39	(0.63)	(0.03)	—	(0.66)	—	$13.53	20.42%	$ 715,495	0.98%	0.95%	2.27%	2.24%	83%
December 31, 2018	$13.37	0.28	(1.34)	(1.06)	(0.27)	—	(0.24)	(0.51)	—	$11.80	-8.12%	$1,211,816	0.97%	0.95%	2.16%	2.14%	82%
December 31, 2017	$12.63	0.32	0.94	1.26	(0.52)	—	—	(0.52)	—	$13.37	10.20%	$1,502,252	0.99%	0.95%	2.46%	2.42%	89%
December 31, 2016	$12.63	0.25	0.54	0.79	(0.48)	(0.29)	(0.02)	(0.79)	0.00 (3)	$12.63	6.27%	$1,060,627	1.02%	0.95%	1.94%	1.87%	88%
Class I:
December 31, 2020	$13.52	0.21	(1.67)	(1.46)	(0.38)	(0.03)	(0.01)	(0.42)	—	$11.64	-10.36%	$ 304,951	1.02%	0.95%	1.89%	1.82%	114%
December 31, 2019	$11.79	0.30	2.09	2.39	(0.63)	(0.03)	—	(0.66)	—	$13.52	20.44%	$ 414,423	0.98%	0.95%	2.25%	2.22%	83%
December 31, 2018	$13.35	0.28	(1.33)	(1.05)	(0.27)	—	(0.24)	(0.51)	—	$11.79	-8.06%	$ 389,081	0.97%	0.95%	2.15%	2.13%	82%
December 31, 2017	$12.62	0.32	0.93	1.25	(0.52)	—	—	(0.52)	—	$13.35	10.13%	$ 487,080	0.99%	0.95%	2.48%	2.44%	89%
December 31, 2016	$12.62	0.25	0.54	0.79	(0.48)	(0.29)	(0.02)	(0.79)	0.00 (3)	$12.62	6.27%	$ 381,472	1.02%	0.95%	1.91%	1.84%	88%

*	Distributions for annual periods determined in accordance with federal income tax regulations.
†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
(1)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(2)	Redemption fees were eliminated effective September 1, 2016.
(3)	Rounds to less than $0.005.

See Notes to Financial Statements.
2020 Annual Report45

Brookfield Real Assets Securities Fund
Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Redemption fees(2)	Net asset value, end of year	Total Investment Return†	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement and excluding interest expense	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2020	$9.77	0.12	(0.46)	(0.34)	(0.30)	—	(0.01)	(0.31)	—	$9.12	-3.10%	$ 184	1.85%	1.35%	1.42%	0.92%	154%
December 31, 2019	$8.30	0.17	1.66	1.83	(0.28)	—	(0.08)	(0.36)	—	$9.77	22.23%	$ 187	1.72%	1.35%	1.81%	1.44%	99%
December 31, 2018	$9.39	0.19	(0.97)	(0.78)	(0.16)	—	(0.15)	(0.31)	—	$8.30	-8.50%	$ 3	1.68%	1.35%	2.11%	1.78%	83%
December 31, 2017	$8.88	0.17	0.69	0.86	(0.25)	—	(0.10)	(0.35)	—	$9.39	9.74%	$ 3	1.82%	1.35%	1.77%	1.30%	81%
December 31, 2016	$8.28	0.18	0.74	0.92	(0.22)	—	(0.10)	(0.32)	—	$8.88	11.04%	$ 1	1.97%	1.35%	2.02%	1.40%	119%
Class C:
December 31, 2020	$9.78	0.06	(0.45)	(0.39)	(0.23)	—	(0.01)	(0.24)	—	$9.15	-3.76%	$ 126	2.60%	2.10%	0.67%	0.17%	154%
December 31, 2019	$8.32	0.09	1.67	1.76	(0.23)	—	(0.07)	(0.30)	—	$9.78	21.29%	$ 183	2.47%	2.10%	0.99%	0.62%	99%
December 31, 2018	$9.41	0.18	(1.00)	(0.82)	(0.14)	—	(0.13)	(0.27)	—	$8.32	-8.90%	$ 29	2.43%	2.10%	2.11%	1.78%	83%
December 31, 2017	$8.89	0.11	0.68	0.79	(0.20)	—	(0.07)	(0.27)	—	$9.41	8.94%	$ 1	2.57%	2.10%	1.18%	0.71%	81%
December 31, 2016	$8.29	0.16	0.71	0.87	(0.18)	—	(0.09)	(0.27)	—	$8.89	10.49%	$ 1	2.72%	2.10%	1.28%	0.66%	119%
Class Y:
December 31, 2020	$9.65	0.14	(0.45)	(0.31)	(0.32)	—	(0.01)	(0.33)	—	$9.01	-2.80%	$ 5,380	1.60%	1.10%	1.67%	1.17%	154%
December 31, 2019	$8.19	0.19	1.65	1.84	(0.29)	—	(0.09)	(0.38)	—	$9.65	2.33%	$ 5,553	1.47%	1.10%	2.09%	1.72%	99%
December 31, 2018	$9.30	0.19	(0.95)	(0.76)	(0.18)	—	(0.17)	(0.35)	—	$8.19	-8.31%	$ 7,409	1.43%	1.10%	2.12%	1.79%	83%
December 31, 2017	$8.83	0.20	0.64	0.84	(0.26)	—	(0.11)	(0.37)	—	$9.30	9.64%	$12,262	1.57%	1.10%	2.11%	1.64%	81%
December 31, 2016	$8.27	0.20	0.72	0.92	(0.25)	—	(0.11)	(0.36)	—	$8.83	11.14%	$ 4,675	1.72%	1.10%	2.30%	1.68%	119%
Class I:
December 31, 2020	$9.63	0.14	(0.45)	(0.31)	(0.32)	—	(0.01)	(0.33)	—	$8.99	-2.80%	$41,926	1.60%	1.10%	1.67%	1.17%	154%
December 31, 2019	$8.18	0.19	1.64	1.83	(0.29)	—	(0.09)	(0.38)	—	$9.63	22.53%	$77,622	1.47%	1.10%	2.07%	1.70%	99%
December 31, 2018	$9.29	0.19	(0.95)	(0.76)	(0.17)	—	(0.18)	(0.35)	—	$8.18	-8.32%	$51,139	1.43%	1.10%	2.13%	1.80%	83%
December 31, 2017	$8.82	0.20	0.64	0.84	(0.26)	—	(0.11)	(0.37)	—	$9.29	9.65%	$65,283	1.57%	1.10%	2.15%	1.67%	81%
December 31, 2016	$8.26	0.20	0.72	0.92	(0.25)	—	(0.11)	(0.36)	—	$8.82	11.15%	$55,882	1.72%	1.10%	2.30%	1.68%	119%

*	Distributions for annual periods determined in accordance with federal income tax regulations.
†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
(1)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(2)	Redemption fees were eliminated effective September 1, 2016.

See Notes to Financial Statements.
46Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements
December 31, 2020

1.Organization
Brookfield Investment Funds (the “Trust”) was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of five separate investment series referred to as Brookfield Global Listed Infrastructure Fund (the “Infrastructure Fund”), Brookfield Global Listed Real Estate Fund (the “Global Real Estate Fund”), Brookfield Real Assets Securities Fund (the “Real Assets Securities Fund”), Center Coast Brookfield Midstream Focus Fund (the “Focus Fund”) and Brookfield Real Assets Debt Fund (each, a “Fund,” and collectively, the “Funds”), three of which are included in this report and are currently offered for sale. The Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund are each a diversified open-end management investment company. The Brookfield Real Assets Debt Fund is not currently available for purchase.
Each Fund currently has four classes of shares: Class A, Class C, Class Y and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The assets belonging to a particular Fund belong to that Fund for all purposes, and to no other Fund, subject only to the rights of creditors of that Fund.
Brookfield Public Securities Group LLC (the “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Funds.
The investment objective of each Fund is to seek total return through growth of capital and current income. Each Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. There can be no assurance that each Fund will achieve its investment objective.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of each Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments
2020 Annual Report47

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2020

in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.
The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.
The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of assets or liabilities)
48Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2020

Infrastructure Fund
The following table summarizes the Infrastructure Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2020:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 14,308,194	$ —	$ 14,308,194
Brazil	—	4,780,779	—	4,780,779
Canada	19,919,979	—	—	19,919,979
China	—	7,714,818	—	7,714,818
France	—	6,679,477	—	6,679,477
Germany	—	7,028,132	—	7,028,132
Hong Kong	—	6,258,078	—	6,258,078
Italy	—	10,200,767	—	10,200,767
Japan	—	6,177,845	—	6,177,845
Mexico	9,280,998	—	—	9,280,998
Spain	—	8,400,966	—	8,400,966
Switzerland	—	7,481,118	—	7,481,118
United Kingdom	—	13,633,342	—	13,633,342
United States	124,399,934	—	—	124,399,934
Total Common Stocks	153,600,911	92,663,516	—	246,264,427
Total	$ 153,600,911	$ 92,663,516	$ —	$ 246,264,427
For further information regarding security characteristics, see the Schedule of Investments.
Global Real Estate Fund
The following table summarizes the Global Real Estate Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2020:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 21,923,101	$ —	$ 21,923,101
Canada	23,348,942	—	—	23,348,942
France	—	30,149,577	—	30,149,577
Germany	—	23,019,276	—	23,019,276
Hong Kong	—	53,530,666	—	53,530,666
Japan	—	72,679,692	—	72,679,692
Singapore	—	18,786,560	—	18,786,560
Spain	—	16,805,200	—	16,805,200
Sweden	—	11,729,315	—	11,729,315
United Kingdom	—	37,306,763	—	37,306,763
United States	364,232,071	—	—	364,232,071
Total Common Stocks	387,581,013	285,930,150	—	673,511,163
Total	$ 387,581,013	$ 285,930,150	$ —	$ 673,511,163
For further information regarding security characteristics, see the Schedule of Investments.
2020 Annual Report49

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2020

Real Assets Securities Fund
The following table summarizes the Real Assets Securities Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2020:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 1,772,212	$ —	$ 1,772,212
Brazil	—	395,238	—	395,238
Canada	2,647,652	—	—	2,647,652
China	—	675,071	—	675,071
France	—	1,349,202	—	1,349,202
Germany	—	1,231,772	—	1,231,772
Hong Kong	—	1,881,060	—	1,881,060
Italy	—	879,101	—	879,101
Japan	—	2,338,162	—	2,338,162
Mexico	810,778	—	—	810,778
Singapore	—	490,541	—	490,541
Spain	—	1,133,689	—	1,133,689
Sweden	—	299,191	—	299,191
Switzerland	—	652,833	—	652,833
United Kingdom	—	2,184,326	—	2,184,326
United States	21,436,054	—	—	21,436,054
Total Common Stocks	24,894,484	15,282,398	—	40,176,882
Convertible Preferred Stocks:
United States	142,049	—	—	142,049
Real Asset Debt:
Canada	—	271,128	—	271,128
United States	—	4,209,636	—	4,209,636
Total Real Asset Debt	—	4,480,764	—	4,480,764
Preferred Stocks:
United States	751,979	—	—	751,979
Total	$ 25,788,512	$ 19,763,162	$ —	$ 45,551,674
For further information regarding security characteristics, see the Schedule of Investments.
Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively and might be adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statements of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT's ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. A distribution received from investments in master limited partnerships generally are comprised of return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each master limited partnership (“MLP”) and other industry sources. These
50Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2020

estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Infrastructure Fund and Real Assets Securities Fund invest in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Funds and could cause a greater portion of the income and gain allocated to the Funds to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amounts the Funds' can distribute to shareholders and could increase the percentage of Funds distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Funds from investments in MLPs in a given year will generally reduce the Funds’ taxable income (and earnings and profits), but those deductions may be recaptured in the Funds’ taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when a Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Funds’ shareholders may be taxable.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses that are attributable to more than one Fund in the Trust and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Funds, based upon relative average net assets, evenly or a combination of average net assets and evenly. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for distribution fees, which are unique to each class of shares.
Distributions: Each Fund declares and pays dividends quarterly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from their realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://publicsecurities.brookfield.com/en. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on IRS Form 1099-DIV.
2020 Annual Report51

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2020

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
New Accounting Pronouncements: In March 2020, FASB issued ASU No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund’s financial statements and disclosures. The Fund did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 during the period ended December 31, 2020.
Other Matters: The outbreak of an infectious respiratory illness caused by a novel coronavirus known as “COVID-19” is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil-producing countries. These developments have and may continue to adversely impact the Fund’s NAV.
3.Investment Advisory Agreements and Related Party Transactions
The Adviser currently serves as the investment adviser to each Fund pursuant to separate investment advisory agreements (the “Advisory Agreements”) under which the Adviser is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
The Advisory Agreements provide that each Fund shall pay the Adviser a monthly fee at the annual rates stated below of each Fund’s average daily net assets:
52Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2020

Annual Cap on Expenses	Annual Advisory Fee Rate	Annual Expense Cap
Infrastructure Fund
Class A	0.85%	1.35%
Class C	0.85%	2.10%
Class Y	0.85%	1.10%
Class I	0.85%	1.10%
Global Real Estate Fund
Class A	0.75%	1.20%
Class C	0.75%	1.95%
Class Y	0.75%	0.95%
Class I	0.75%	0.95%
Real Assets Securities Fund
Class A	0.85%	1.35%
Class C	0.85%	2.10%
Class Y	0.85%	1.10%
Class I	0.85%	1.10%
Pursuant to operating expense limitation agreements (the “Expense Limitation Agreements”), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees, as presented above, and/or to reimburse certain expenses of each Fund to the extent necessary to maintain each Fund’s total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of a Fund’s business) at certain levels. The Expense Limitation Agreements will continue until at least May 1, 2021 and may not be terminated by the Funds or the Adviser before such time. Thereafter, the Expense Limitation Agreements may only be terminated or amended to increase the expense cap as of May 1st of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreements, any waivers and/or reimbursements made by the Adviser are subject to recoupment from a Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that a Fund is able to effect such payment to the Adviser and remain in compliance with the expense cap in effect at the time the waivers and/or reimbursements occurred.
The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration are listed in the table below:
Expiration Period	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
December 31, 2021	$210,393	$ 394,958	$255,561
December 31, 2022	159,071	433,994	252,849
December 31, 2023	197,712	518,898	297,711
Total amount subject to recoupment	$567,176	$1,347,850	$806,121
For the year ended December 31, 2020, the Adviser did not recoup any expenses.
Each Fund has entered into separate Administration Agreements with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Sub-Administrator”). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Funds with administrative office facilities. For its services under the Administration Agreements, the
2020 Annual Report53

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2020

Adviser receives from each Fund, respectively, an annual fee equal to 0.15% of its average daily net assets, payable monthly in arrears. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.
4.Purchases and Sales of Investments
Purchases and sales of investments, excluding U.S. Government securities, for the year ended December 31, 2020 were as follows:
Fund	Purchases	Sales
Infrastructure Fund	$330,905,223	$ 295,130,680
Global Real Estate Fund	871,270,589	1,161,609,001
Real Assets Securities Fund	88,491,385	116,059,079
During the year ended December 31, 2020, there were no transactions in U.S. Government securities.
5.Shares of Beneficial Interest
The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each series offers four classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares, “Class Y” Shares, and “Class I” Shares.
The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.
	Infrastructure Fund
	2020 [1]		2019 [2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	201,606	$ 2,447,052	193,731	$ 2,544,911
Reinvestment of distributions	16,121	184,213	16,300	216,787
Redemptions	(296,195)	(3,646,341)	(227,986)	(2,956,292)
Net Decrease	(78,468)	$ (1,015,076)	(17,955)	$ (194,594)
Class C	Shares	Amount	Shares	Amount
Subscriptions	196,167	$ 2,387,874	197,364	$ 2,554,859
Reinvestment of distributions	11,357	126,928	13,250	173,915
Redemptions	(453,060)	(5,477,406)	(400,605)	(4,928,783)
Net Decrease	(245,536)	$ (2,962,604)	(189,991)	$ (2,200,009)
Class Y	Shares	Amount	Shares	Amount
Subscriptions	2,814,545	$ 33,736,820	1,701,356	$ 22,349,290
Reinvestment of distributions	220,344	2,534,919	168,863	2,251,346
Redemptions	(2,628,283)	(31,456,032)	(1,830,652)	(23,285,922)
Net Increase	406,606	$ 4,815,707	39,567	$ 1,314,714
54Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2020

	Infrastructure Fund
	2020 [1]		2019 [2]
Class I	Shares	Amount	Shares	Amount
Subscriptions	4,116,940	$ 51,896,835	625,833	$ 8,426,427
Reinvestment of distributions	426,125	4,943,906	366,458	4,883,077
Redemptions	(1,553,698)	(19,233,204)	(1,249,482)	(16,410,032)
Net Increase (Decrease)	2,989,367	$ 37,607,537	(257,191)	$ (3,100,528)

	Global Real Estate Fund
	2020 [1]		2019 [2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	718,423	$ 7,774,580	726,204	$ 9,700,981
Reinvestment of distributions	32,955	345,251	21,821	292,254
Redemptions	(391,102)	(4,214,743)	(380,578)	(4,896,393)
Net Increase	360,276	$ 3,905,088	367,447	$ 5,096,842
Class C	Shares	Amount	Shares	Amount
Subscriptions	257,139	$ 2,955,514	545,854	$ 7,316,330
Reinvestment of distributions	14,696	149,201	18,762	249,824
Redemptions	(651,208)	(7,512,945)	(411,530)	(5,343,635)
Net Increase (Decrease)	(379,373)	$ (4,408,230)	153,086	$ 2,222,519
Class Y	Shares	Amount	Shares	Amount
Subscriptions	8,322,880	$ 89,588,978	19,478,954	$ 258,009,249
Reinvestment of distributions	1,169,802	11,943,104	2,655,922	35,796,954
Redemptions	(32,102,441)	(333,618,491)	(71,930,868)	(955,915,875)
Net Decrease	(22,609,759)	$(232,086,409)	(49,795,992)	$(662,109,672)
Class I	Shares	Amount	Shares	Amount
Subscriptions	4,455,493	$ 47,681,954	3,654,722	$ 48,405,034
Reinvestment of distributions	885,785	9,159,522	1,230,688	16,528,194
Redemptions	(9,789,100)	(115,171,058)	(7,225,587)	(96,165,989)
Net Decrease	(4,447,822)	$ (58,329,582)	(2,340,177)	$ (31,232,761)

	Real Assets Securities Fund
	2020 [1]		2019 [2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	23,626	$ 209,500	20,190	$ 195,041
Reinvestment of distributions	677	5,762	378	3,656
Redemptions	(23,287)	(217,765)	(1,746)	(16,571)
Net Increase (Decrease)	1,016	$ (2,503)	18,822	$ 182,126
2020 Annual Report55

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2020

	Real Assets Securities Fund
	2020 [1]		2019 [2]
Class C	Shares	Amount	Shares	Amount
Subscriptions	1,529	$ 15,000	15,065	$ 145,493
Reinvestment of distributions	390	3,251	231	2,234
Redemptions	(6,810)	(59,731)	(59)	(570)
Net Increase (Decrease)	(4,891)	$ (41,480)	15,237	$ 147,157
Class Y	Shares	Amount	Shares	Amount
Subscriptions	351,817	$ 3,372,141	82,449	$ 777,574
Reinvestment of distributions	27,878	224,074	27,200	257,651
Redemptions	(358,126)	(2,904,137)	(438,461)	(4,092,527)
Net Increase (Decrease)	21,569	$ 692,078	(328,812)	$ (3,057,302)
Class I	Shares	Amount	Shares	Amount
Subscriptions	—	$ —	1,551,188	$15,000,000
Reinvestment of distributions	241,073	1,919,138	256,739	2,432,455
Redemptions	(3,638,031)	(29,653,572)	—	—
Net Increase (Decrease)	(3,396,958)	$(27,734,434)	1,807,927	$17,432,455

1 For the Year Ended December 31, 2020.
2 For the Year Ended December 31, 2019.
6.Credit Facility
U.S. Bank, N.A. (the “Bank”) has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of December 31, 2020 for the Trust is $75,000,000. For the year ended December 31, 2020, the average interest rate on the outstanding principal amount for the Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund was 3.00%, 3.43%% and 3.00%, respectively. Advances are not collateralized by a first lien against a Fund’s assets.
During the year ended ended December 31, 2020, the Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund utilized the credit facility for 21 days, 85 days and 8 days, respectively, and had an outstanding average daily loan balance of $2,373,810, $4,313,741, and $723,000, respectively. The maximum amount outstanding during the year was $6,042,000, $18,669,000 and $1,232,000, respectively, and the interest expense amounted to $4,154, $34,984 and $482, respectively. At December 31, 2020, the Global Real Estate Fund had an outstanding balance of $653,000 on the credit facility and the Infrastructure and Real Assets Securities Funds did not have an amount outstanding on the credit facility.
7.Federal Income Tax Information
Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority
56Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2020

is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2020, each Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Funds have reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2020, open taxable periods consisted of the taxable years ended December 31, 2017 through December 31, 2020. No examination of the Funds’ tax returns is currently in progress.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of distributions paid for the year ended December 31, 2020 were as follows:
	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
Ordinary income (including short-term capital gains)	$ —	$24,733,902	$2,198,265
Long-term capital gains	—	1,762,580	—
Return of capital	8,548,531	612,066	71,579
Total distributions	$8,548,531	$27,108,548	$2,269,844
The tax character of distributions paid for the year ended December 31, 2019 were as follows:
	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
Ordinary income (including short-term capital gains)	$4,879,953	$67,834,144	$2,179,634
Long-term capital gains	—	2,678,415	—
Return of capital	3,462,332	—	647,698
Total distributions	$8,342,285	$70,512,559	$2,827,332
At December 31, 2020, the Funds' most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
Capital loss carryforward(1)	$(6,377,923)	$(136,946,758)	$(10,925,556)
Other accumulated gains (losses)	(193,322)	20,569	(418,214)
Tax basis unrealized appreciation on investments and foreign currency	23,595,737	44,101,704	3,754,772
Total tax basis net accumulated gains (losses)	$ 17,024,492	$ (92,824,485)	$ (7,588,998)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of December 31, 2020, the Infrastructure Fund's capital loss carryforwards were $6,377,923, which can be used to offset future realized short-term capital gains, the Real Estate Fund’s capital loss carryforwards were $117,616,079, which can be used to offset future realized short-term capital gains and $19,330,679, which can be used to offset future realized long-term capital gains and the Real Assets Securities Fund's capital loss carryforwards were $10,364,014, which can be used to offset future realized short-term capital gains and $561,542, which can be used to offset future realized long-term capital gains. The capital loss carryforwards will not expire.
2020 Annual Report57

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2020

Federal Income Tax Basis: The federal income tax basis of each Fund's investments, not including foreign currency translation, at December 31, 2020 was as follows:
Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Infrastructure Fund	$222,668,690	$34,402,977	$(10,807,240)	$23,595,737
Global Real Estate Fund	629,409,459	75,040,491	(30,938,787)	44,101,704
Real Assets Securities Fund	41,796,902	6,158,742	(2,403,970)	3,754,772
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales, partnership income/expense and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.
At December 31, 2020, the Fund’s most recently completed tax year-end, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below:
	Paid-in capital	Distributions in excess of net investment income	Accumulated realized loss
Infrastructure Fund	$(2,858,287)	$ 3,583,388	$ (725,101)
Global Real Estate Fund	—	16,445,599	(16,445,599)
Real Assets Securities Fund	(622)	1,163,861	(1,163,239)
8.Indemnification
Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.
9.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.
Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that herein, there are no events that require recognition or disclosure in the financial statements.
10.Recent Regulatory Developments
In 2017, the United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other Interbank Offered Rates (“IBOR”) were susceptible to
58Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (concluded)
December 31, 2020

manipulation. Replacement rates for various IBORs have been identified and include the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities. Management does not anticipate a material impact to the Funds.
On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. The Funds are currently evaluating the Rule and its potential impact.
2020 Annual Report59

BROOKFIELD INVESTMENT FUNDS
Report of Independent Registered Public Accounting Firm
December 31, 2020

To the Board of Trustees of Brookfield Investment Funds and Shareholders of:
Brookfield Global Listed Infrastructure Fund
Brookfield Global Listed Real Estate Fund
Brookfield Real Assets Securities Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Brookfield Global Listed Infrastructure Fund, Brookfield Global Listed Real Estate Fund, and Brookfield Real Assets Securities Fund (the “Funds”) each a series comprising the Brookfield Investment Funds, including the schedules of investments as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Brookfield Investment Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Chicago, Illinois
February 26, 2021
We have served as the auditor of one or more Brookfield Public Securities Group LLC’s investment companies since 2011.
60Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Tax Information
December 31, 2020

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION
For the year ended December 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:
Infrastructure Fund	0.00%
Global Real Estate Fund	34.37%
U.S. Real Estate Fund	32.69%
Real Assets Securities Fund	21.05%
For corporate shareholders, the percentage of ordinary distributions qualifying for the corporate dividends received deductions for the year ended December 31, 2020, was as follows:
Infrastructure Fund	0.00%
Global Real Estate Fund	0.70%
U.S. Real Estate Fund	12.22%
Real Assets Securities Fund	8.05%
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:
Infrastructure Fund	0.00%
Global Real Estate Fund	0.00%
U.S. Real Estate Fund	0.00%
Real Assets Securities Fund	0.00%
2020 Annual Report61

BROOKFIELD INVESTMENT FUNDS
Liquidity Risk Management Program (Unaudited)
December 31, 2020

The Funds’ have adopted and implemented a written Liquidity Risk Management Program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Funds' liquidity risk, taking into consideration the Funds' investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Funds’ Line of Credit (discussed in Note 6-Credit Facility). The Board approved the appointment of the Adviser's Trade Management Oversight Working Group as the LRMP administrator (the "Program Administrator").
The Program Administrator is responsible for the general oversight of the LRMP, including, but not limited to, the following: (i) assessing, managing and periodically reviewing (but no less frequently than annually) the Fund's liquidity risk; (ii) overseeing the classification of the liquidity of the Fund's portfolio investments; (iii) reporting to the Board with respect to any highly liquid investment minimum shortfall; (iv) reporting to the Board with respect to illiquid investments in excess of the 15% limitation on illiquid investments; and (v) providing an annual report to the Board on the adequacy of the LRMP and the effectiveness of its implementation, including the operation of the highly liquid investment minimum ("HLIM") for the Fund (if applicable), and any material changes to the LRMP.
To comply with Rule 22e-4 and its related liquidity data reporting requirements, the Adviser has contracted with U.S. Bancorp Fund Services, LLC (''U.S. Bank"), the Funds' sub-administrator, to obtain, on a daily basis, access to underlying liquidity data for the Fund in an effort to oversee the daily liquidity and liquidity risk of the Fund, and facilitate Fund reporting on Forms N-PORT, N-CEN and N-LIQUID, as appropriate. The liquidity data received and used by the Program Administrator is produced by a third party vendor which is a leading provider of liquidity and pricing data and related services to the fund industry, including other clients for which U.S. Bank provides administrative services. Since the establishment of the LRMP, the Fund has consistently maintained a percentage of highly liquid assets that were significantly above 50%, based on the liquidity classification testing results obtained by the Program Administrator via the third-party vendor. Therefore, the Fund is currently exempt from the HLIM requirement and considered to be a "primarily highly liquid fund," as defined in Rule 22e-4. An assessment will be conducted by the Adviser at each regular and off cycle review of liquidity classifications pursuant to the LRMP to determine the Fund's qualification for exemption from establishing an HLIM.
In August 2020, as required by the LRMP and Rule 22e-4, the Program Administrator provided the Board with an annual written report (the “Report”) addressing the operation of the LRMP and assessing the adequacy and effectiveness of its implementation during the period from June 1, 2019 through June 30, 2020 (the “Reporting Period”). During the Reporting Period, the Funds’ were primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, the Funds' are not required to adopt, and have not adopted, an HLIM as defined in Rule 22e-4. During the Reporting Period, the Funds did not experience any issues meeting shareholder redemptions at any time during the Reporting Period. In the LRMP, the Program Administrator stated that the LRMP operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period.
62Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of the Funds.
Trustees of the Funds
Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee and Independent Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC (the “Adviser”) (2011- Present); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015); Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	7
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000- Present); Managing Partner of Federal City Capital Advisors (1997- Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present); Director of Steward Partners (2017- Present).	7
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (formerly, Chambers Street Properties) (2012-2018); Director of Turner Corp. (2003- Present); Employee of Arthur Andersen LLP (2002-Present); Principal of Trimblestone Investment Co. (2019-Present).	7
2020 Annual Report63

BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited) (continued)

Trustees of the Funds  (continued)
Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & CEO of Capstak, Inc. (2014-2018); Chairman of Capstak, Inc. (2016-2018).	7
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since August 2020	Director/Trustee of several investment companies advised by the Adviser (2020-Present); Retired. Prior to that, Managing Director, Morgan Stanley (1982-2010); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Director of The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (2013-2016); Advisory Director of Virtus Global Dividend & Income Fund (2016-2019); Advisory Director of Virtus Global Multi-Sector Income Fund (2016-2019); Advisory Director of Virtus Total Return Fund (2016-2019); Advisory Director of Duff & Phelps Select Energy MLP Fund (2016-2019).	7
Interested Trustee
David W. Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served since 2017	Director/Trustee of several investment companies advised by the Adviser (2017-Present). Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	7
64Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited) (continued)

Officers of the Funds
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2013	President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017) and General Counsel (2017-Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).
Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Treasurer	Served since February 25, 2021**	Treasurer of several investment companies advised by the Adviser (2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Vice President of the Adviser (2014-Present).
Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018	Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017).
Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer (“CCO”)	Served since 2017	Chief Compliance Officer of several investment companies advised by the Adviser (2017-Present); Director of Adviser (2017-Present); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).
Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assitant Vice President of the Adviser (2014-2019).
* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.
** Casey P. Tushaus was appointed by the Board as the Treasurer of the Fund on February 25, 2021. Previously, Mr. Tushaus served as Assistant Treasurer of the Fund since 2016.
The Fund’s Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.
2020 Annual Report65

BROOKFIELD INVESTMENT FUNDS
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
66Brookfield Public Securities Group LLC

Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: publicsecurities.enquiries@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds’ transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-244-4859
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Each Fund's Form N-PORT is available on the SEC's website at www.sec.gov.
You may obtain a description of a Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Investment Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and William H. Wright II, each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. McFarland, Kuczmarski, Salvatore and Wright II are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $107,000 and $138,000 for the fiscal years ended December 31, 2020 and December 31, 2019, respectively.

(b)	Audit-Related Fees

There were no fees billed by Deloitte to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal years ended December 31, 2020 and December 31, 2019, Deloitte billed the Registrant aggregate fees of $26,800 and $52,622, respectively. Each bill is for professional services rendered for tax compliance, tax advice, tax planning and tax reclaim services. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

For the Funds’ two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for the fiscal years ended December 31, 2020 and 2019.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by Deloitte to the Funds for all other non-audit services (“Other Fees”) for the fiscal years ended December 31, 2020 and December 31, 2019. During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte in 2020 and 2019 for non-audit services rendered to the Funds and Fund Service Providers were $175,800 and $197,622, respectively. For the fiscal years ended December 31, 2020 and December 31, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $149,000 and $145,000, respectively, in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)            As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)    None.

(2)     A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    Not applicable.

(b)         A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD INVESTMENT FUNDS

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: March 10, 2021

By:	/s/ Casey P. Tushaus
Casey P. Tushaus Treasurer and Principal Financial Officer

Date: March 10, 2021